UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-4651

John Hancock Strategic Series
(Exact name of registrant as specified in charter)

601 Congress Street, Boston, Massachusetts 02210
(Address of principal executive offices) (Zip code)

Salvatore Schiavone
Treasurer

601 Congress Street

Boston, Massachusetts 02210
(Name and address of agent for service)

Registrant's telephone number, including area code: 617-663-4497

Date of fiscal year end:	May 31

Date of reporting period:	May 31, 2018

ITEM 1. REPORTS TO STOCKHOLDERS.

John Hancock

Income Fund

Annual report 5/31/18

A message to shareholders

Dear shareholder,

It was a challenging 12 months for fixed-income investors, as both short- and long-term yields rose steadily higher. Inflation fears sparked a sell-off in credit segments of the markets in early 2018. The U.S. Federal Reserve (Fed) raised the benchmark lending rate by a quarter point three times during the period—and once more just after period end—bringing the federal funds rate to a range of 1.75% to 2.00%. The Fed appears to be moving in line with economic data, as its GDP estimate for 2018 rose from 2.00% to 3.00%. It has now hiked rates seven times since it began the current tightening cycle in December 2015, and indicated that more rate increases are likely this year.

While the U.S. economy has been fairly strong, this can lead to higher inflation, a stronger dollar, and tighter monetary policy, which isn't a favorable environment for many interest-rate-sensitive bonds. Those concerns have been reflected in recent market volatility, which is likely representative of the kinds of challenges income investors will continue to face in the back half of the year.

Your best resource in unpredictable markets is your financial advisor, who can help position your portfolio so that it's sufficiently diversified to meet your long-term objectives and to withstand the inevitable turbulence along the way.

On behalf of everyone at John Hancock Investments, I'd like to take this opportunity to welcome new shareholders and to thank existing shareholders for the continued trust you've placed in us.

Sincerely,

Andrew G. Arnott
President and CEO,
John Hancock Investments
Head of Wealth and Asset Management,
United States and Europe

This commentary reflects the CEO's views, which are subject to change at any time. Investing involves risks, including the potential loss of principal. Diversification does not guarantee a profit or eliminate the risk of a loss. It is not possible to invest directly into an index. For more up-to-date information, please visit our website at jhinvestments.com.

John Hancock
Income Fund

Table of contents

2	Your fund at a glance
4	Discussion of fund performance
8	A look at performance
10	Your expenses
12	Fund's investments
33	Financial statements
37	Financial highlights
47	Notes to financial statements
59	Report of independent registered public accounting firm
60	Tax information
61	Trustees and Officers
65	More information

ANNUAL REPORT   |   JOHN HANCOCK INCOME FUND       1

Your fund at a glance

INVESTMENT OBJECTIVE

The fund seeks a high level of current income.

AVERAGE ANNUAL TOTAL RETURNS AS OF 5/31/18 (%)

Class A shares (without sales charge)
Bloomberg Barclays U.S. Aggregate Bond Index
Morningstar multisector bond fund category average
−0.43
−0.37
1.53
1.44
1.39
2.89
1.79
1.98
2.76
5.21
3.72
4.94
1 year
3 year
5 year
10 year

The Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index of dollar-denominated and nonconvertible investment-grade debt issues.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.

Figures from Morningstar, Inc. include reinvested distributions and do not take into account sales charges. Actual load-adjusted performance is lower.

The past performance shown here reflects reinvested distributions and the beneficial effect of any expense reductions, and does not guarantee future results. Performance of the other share classes will vary based on the difference in the fees and expenses of those classes. Shares will fluctuate in value and, when redeemed, may be worth more or less than their original cost. Current month-end performance may be lower or higher than the performance cited, and can be found at jhinvestments.com or by calling 800-225-5291. For further information on the fund's objectives, risks, and strategy, see the fund's prospectus.

ANNUAL REPORT   |   JOHN HANCOCK INCOME FUND       2

PERFORMANCE HIGHLIGHTS OVER THE LAST TWELVE MONTHS

Bonds yields rose on inflation concerns

Rising bond yields, driven by a strengthening economy and higher inflation expectations, put downward pressure on bond prices.

Risk assets were mixed

Credit-sensitive sectors, such as high-yield and investment-grade corporate bonds, outperformed, while emerging-market debt lagged.

The fund underperformed its benchmark

The fund underperformed the Bloomberg Barclays U.S. Aggregate Bond Index, as the positive impact of its high-yield bond position was offset by the negative effect of currency positioning and emerging-market debt exposure.

PORTFOLIO COMPOSITION AS OF 5/31/18 (%)

A note about risks

Fixed-income investments are subject to interest-rate and credit risk; their value will normally decline as interest rates rise or if a creditor, grantor, or counterparty is unable or unwilling to make principal, interest, or settlement payments. Investments in higher-yielding, lower-rated securities are subject to a higher risk of default. A fund concentrated in one sector or that holds a limited number of securities may fluctuate more than a fund that invests in a wider variety of sectors. Foreign investing has additional risks, such as currency and market volatility and political and social instability. Mortgage- and asset-backed securities may be sensitive to changes in interest rates, and may be subject to early repayment and the market's perception of issuer creditworthiness. Liquidity—the extent to which a security may be sold or a derivative position closed without negatively affecting its market value—may be impaired by reduced trading volume, heightened volatility, rising interest rates, and other market conditions. Loan participations and assignments involve special types of risks, including credit risk, interest-rate risk, counterparty risk, liquidity risk, and extended settlement risk. Derivatives transactions, such as hedging and other strategic transactions, may increase a fund's volatility and could produce disproportionate losses, potentially more than the fund's principal investment. Fund distributions generally depend on income from underlying investments and may vary or cease altogether in the future. Please see the fund's prospectus for additional risks.

ANNUAL REPORT   |   JOHN HANCOCK INCOME FUND       3

Discussion of fund performance

An interview with Portfolio Manager Daniel S. Janis III, John Hancock Asset Management a division of Manulife Asset Management (US) LLC

Daniel S. Janis III
Portfolio Manager
John Hancock Asset Management

Can you describe the bond market environment during the 12 months ended May 31, 2018?

It was a challenging period for bond investors as a strengthening U.S. economy pushed bond yields higher. Solid job gains sent the unemployment rate to an 18-year low, manufacturing activity picked up, and consumer spending remained robust. The positive economic data translated into increased inflationary concerns, particularly in early 2018 after passage of federal tax reform legislation in late 2017 lifted economic growth expectations.

In addition, the U.S. Federal Reserve (Fed) continued the process of normalizing monetary policy by raising short-term interest rates three times during the period, and then followed with another interest-rate hike in June, two weeks after the end of the reporting period. In October 2017, the Fed also began reducing the size of its balance sheet, which it had built up as a result of quantitative easing policies in place from 2008 to 2013.

Geopolitical developments during the period contributed to an increase in bond market volatility. Major geopolitical factors included trade tariff rhetoric between the United States and China, tensions on the Korean peninsula, and turbulence in the Middle East that culminated in the United States exiting the Iran nuclear accord.

A stronger economic backdrop and rising inflation expectations drove U.S. Treasury yields higher across the board. Short-term yields rose the most in response to the Fed rate hikes—the two-year U.S. Treasury yield nearly doubled from 1.28% to 2.40% during the period. Longer-term bond yields rose to a lesser degree, although the 10-year U.S. Treasury yield crested above 3% for the first time in four years before ending the period at 2.83%.

For the period, the fund's benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index (a broad measure of U.S. bond market performance), posted a loss of 0.37%. On a sector basis, high-yield corporate bonds were the leading performers, although much of the sector's outperformance occurred in the first half of the reporting period. Investment-grade corporate bonds also advanced, while U.S. Treasury bonds lagged given their greater interest-rate sensitivity.

ANNUAL REPORT   |   JOHN HANCOCK INCOME FUND       4

"It was a challenging period for bond investors as a strengthening U.S. economy pushed bond yields higher."

Turning to the fund, what positions contributed negatively to performance?

The fund's allocation to emerging-market debt, which represented almost one-fifth of the fund at period end, detracted from performance. Most of the fund's holdings in emerging markets are denominated in U.S. dollars, and as a result, the fund didn't benefit from the overall decline in the U.S. dollar, especially in late 2017 and early 2018.

That said, we continue to hold a positive view of emerging-market debt in general, specifically with regard to the markets where the fund's exposure is concentrated—Mexico, Indonesia, Brazil, and the Philippines. We continued to emphasize higher-quality countries with compelling relative valuations and a degree of insulation from external capital flows; late in the period, our research led us to boost the fund's weightings in India and Colombia. While emerging markets may, over the short term, experience pockets of volatility as investors' risk appetites change, we continue to find the asset class one of the more compelling long-term opportunities in the fixed-income markets.

What contributed to the fund's performance?

The fund's positioning in high-yield corporate bonds was a positive contributor to performance, both on an absolute basis and versus the benchmark. High-yield bonds (generally those rated BB and lower) represented 28.7% of net assets at period end, whereas the index has no high-yield component. As the high-yield sector grew increasingly volatile during the last half of the period, we took advantage of opportunities to gradually increase the fund's exposure, with targeted allocations to higher-rated positions that are less sensitive to credit events. This kind of active tailoring of the portfolio as market conditions change is one of the core benefits of a fund like this.

COUNTRY COMPOSITION AS OF 5/31/18 (%)

United States	61.7
Mexico	5.7
Indonesia	3.9
Canada	3.2
Philippines	2.8
Ireland	2.2
Norway	2.2
Netherlands	2.1
Australia	2.0
Other countries	14.2
TOTAL	100.0
As a percentage of net assets.

ANNUAL REPORT   |   JOHN HANCOCK INCOME FUND       5

Fund holdings in other sectors not represented in the index—particularly bank loans and convertible securities—also added value during the period. One of the fundamental features of bank loans is their floating yields, which rise as short-term interest rates increase. With the Fed continuing to normalize monetary policy, bank loans have attracted greater attention from investors. Convertible bonds allow the holder to exchange the bonds for equity shares after a specified period of time, so they often move in conjunction with the stock market, and the sharp stock market rally over the past 12 months helped boost convertible bonds. In recent months, we've scaled back the fund's position in convertibles but increased its holdings of bank loans.

A lack of exposure to the U.S. Treasury sector was a positive for performance. Treasury bonds underperformed during the period, while the fund's lower duration (a measure of interest-rate sensitivity) versus the benchmark meant that rising interest rates had less of an impact on the fund.

What effect did currency exposure have on fund performance?

The fund's currency positioning, frequently implemented using forward currency contracts, was a net detractor from performance versus the benchmark. The primary issue was positioning in the U.S. dollar versus the Brazilian real and the Mexican peso. However, this was partially offset by a position

QUALITY COMPOSITION AS OF 5/31/18 (%)

ANNUAL REPORT   |   JOHN HANCOCK INCOME FUND       6

in the U.S. dollar versus the Chilean peso. We continue to seek opportunities in non-U.S. dollar assets on the belief that they may help augment returns if, as we expect, the U.S. dollar remains in a longer-term downtrend.

How was the portfolio positioned at the end of the reporting period?

We continue to seek a balance between a number of factors in the portfolio, including yield, risk, and quality. In the United States, a strengthening economy, low unemployment, and an uptick in inflation all point to higher interest rates. The federal funds rate is at its highest level in more than a decade, and the consensus is that the Fed is likely to hike rates once or twice more this year. Consequently, we have no intention of adding significantly to the fund's duration profile and will continue to emphasize credit risk over interest-rate risk. Internationally, we're continuing to find select opportunities in both credits and currencies, and we'll continue to manage those allocations independently.

Although the global macroeconomic environment is positive in our view, valuations remain stretched, particularly in risk assets, and a number of factors could trigger higher volatility in financial markets. We retain a relatively defensive posture from a credit and quality perspective while striving to maintain sufficient portfolio liquidity. We continue to add marginal risk to the portfolio in terms of country, credit, and currency exposures, but we are doing so on a very selective basis using our highly active, research-driven approach.

MANAGED BY

Daniel S. Janis III On the fund since 1999 Investing since 1984
Thomas C. Goggins On the fund since 2009 Investing since 1989
Kisoo Park On the fund since 2015 Investing since 1986
Christopher M. Chapman, CFA On the fund since 2017 Investing since 1999

The views expressed in this report are exclusively those of Daniel S. Janis III, John Hancock Asset Management, and are subject to change. They are not meant as investment advice. Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund's investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.
ANNUAL REPORT   |   JOHN HANCOCK INCOME FUND       7

A look at performance

TOTAL RETURNS FOR THE PERIOD ENDED  MAY 31, 2018

Average annual total returns (%) with maximum sales charge				Cumulative total returns (%) with maximum sales charge		SEC 30-day yield (%) subsidized	SEC 30-day yield (%) unsubsidized[1]
	1-year	5-year	10-year	5-year	10-year	as of 5-31-18	as of 5-31-18
Class A	-4.42	0.97	4.78	4.95	59.47	3.32	3.31
Class B	-5.95	0.73	4.63	3.69	57.17	2.75	2.74
Class C	-2.09	1.08	4.48	5.54	54.99	2.74	2.74
Class I2	-0.29	2.07	5.55	10.81	71.57	3.76	3.75
Class R1[2]	-0.77	1.45	4.88	7.47	61.09	3.08	3.08
Class R2[2,3]	-0.54	1.71	5.19	8.84	65.90	3.34	3.33
Class R3[2,3]	-0.68	1.55	5.00	7.99	62.96	3.20	3.19
Class R4[2,3]	-0.28	1.95	5.33	10.16	68.16	3.59	3.48
Class R5[2,3]	-0.09	2.16	5.55	11.25	71.60	3.79	3.78
Class R6[2,3]	-0.03	2.22	5.52	11.59	71.11	3.84	3.83
Index†	-0.37	1.98	3.72	10.30	44.15	—	—

Performance figures assume all distributions have been reinvested. Figures reflect maximum sales charges on Class A shares of 4.0%, and the applicable contingent deferred sales charge (CDSC) on Class B and Class C shares. The returns for Class A shares have been adjusted to reflect the reduction in the maximum sales charge from 4.5% to 4.0%, effective 2-3-14. The Class B shares' CDSC declines annually between years 1 to 6 according to the following schedule: 5%, 4%, 3%, 3%, 2%, 1%. No sales charge will be assessed after the sixth year. Class C shares sold within one year of purchase are subject to a 1% CDSC. Sales charges are not applicable to Class I, Class R1, Class R2, Class R3, Class R4, Class R5, and Class R6 shares.

The expense ratios of the fund, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectus for the fund and may differ from those disclosed in the Financial highlights tables in this report. Net expenses reflect contractual expense limitations in effect until September 30, 2018 and are subject to change. Had the contractual fee waivers and expense limitations not been in place, gross expenses would apply. The expense ratios are as follows:

	Class A	Class B	Class C	Class I	Class R1	Class R2	Class R3	Class R4	Class R5	Class R6
Gross (%)	0.81	1.51	1.51	0.50	1.16	0.91	1.06	0.76	0.46	0.41
Net (%)	0.81	1.51	1.51	0.50	1.16	0.91	1.06	0.66	0.46	0.41

Please refer to the most recent prospectus and annual or semiannual report for more information on expenses and any expense limitation arrangements for each class.

The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility and other factors, the fund's current performance may be higher or lower than the performance shown. For current to the most recent month-end performance data, please call 800-225-5291 or visit the fund's website at jhinvestments.com.

The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The fund's performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.

†	Index is the Bloomberg Barclays U.S. Aggregate Bond Index.

See the following page for footnotes.

ANNUAL REPORT   |   JOHN HANCOCK INCOME FUND       8

This chart and table show what happened to a hypothetical $10,000 investment in John Hancock Income Fund for the share classes and periods indicated, assuming all distributions were reinvested. For comparison, we've shown the same investment in the Bloomberg Barclays U.S. Aggregate Bond Index.

	Start date	With maximum sales charge ($)	Without sales charge ($)	Index ($)
Class B4	5-31-08	15,717	15,717	14,415
Class C4	5-31-08	15,499	15,499	14,415
Class I2	5-31-08	17,157	17,157	14,415
Class R1[2]	5-31-08	16,109	16,109	14,415
Class R2[2,3]	5-31-08	16,590	16,590	14,415
Class R3[2,3]	5-31-08	16,296	16,296	14,415
Class R4[2,3]	5-31-08	16,816	16,816	14,415
Class R5[2,3]	5-31-08	17,160	17,160	14,415
Class R6[2,3]	5-31-08	17,111	17,111	14,415

The values shown in the chart for Class A shares with maximum sales charge have been adjusted to reflect the reduction in the Class A shares' maximum sales charge from 4.5% to 4.0%, which became effective on 2-3-14.

The Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index of dollar-denominated and nonconvertible investment-grade debt issues.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.

Footnotes related to performance pages

1	Unsubsidized yield reflects what the yield would have been without the effects of reimbursements and waivers.
2	For certain types of investors, as described in the fund's prospectus.
3	Class R2 shares were first offered on 3-1-12; Class R3, Class R4, and Class R5 shares were first offered on 5-22-09; Class R6 shares were first offered 9-1-11. Returns prior to these dates are those of Class A (first offered on 8-18-86) that have not been adjusted for class-specific expenses; otherwise, returns would vary.
4	The contingent deferred sales charge is not applicable.
ANNUAL REPORT   |   JOHN HANCOCK INCOME FUND       9

Your expenses

These examples are intended to help you understand your ongoing operating expenses of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds.

Understanding fund expenses

As a shareholder of the fund, you incur two types of costs:

•	Transaction costs, which include sales charges (loads) on purchases or redemptions (varies by share class), minimum account fee charge, etc.
•	Ongoing operating expenses, including management fees, distribution and service fees (if applicable), and other fund expenses.

We are presenting only your ongoing operating expenses here.

Actual expenses/actual returns

The first line of each share class in the table on the following page is intended to provide information about the fund's actual ongoing operating expenses, and is based on the fund's actual return. It assumes an account value of $1,000.00 on December 1, 2017, with the same investment held until May 31, 2018.

Together with the value of your account, you may use this information to estimate the operating expenses that you paid over the period. Simply divide your account value at May 31, 2018, by $1,000.00, then multiply it by the "expenses paid" for your share class from the table. For example, for an account value of $8,600.00, the operating expenses should be calculated as follows:

Hypothetical example for comparison purposes

The second line of each share class in the table on the following page allows you to compare the fund's ongoing operating expenses with those of any other fund. It provides an example of the fund's hypothetical account values and hypothetical expenses based on each class's actual expense ratio and an assumed 5% annualized return before expenses (which is not the fund's actual return). It assumes an account value of $1,000.00 on December 1, 2017, with the same investment held until May 31, 2018. Look in any other fund shareholder report to find its hypothetical example and you will be able to compare these expenses. Please remember that these hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Remember, these examples do not include any transaction costs, therefore, these examples will not help you to determine the relative total costs of owning different funds. If transaction costs were included, your expenses would have been higher. See the prospectus for details regarding transaction costs.

ANNUAL REPORT   |   JOHN HANCOCK INCOME FUND       10

SHAREHOLDER EXPENSE EXAMPLE CHART

		Account value on 12-1-2017	Ending value on 5-31-2018	Expenses paid during period ended 5-31-2018[1]	Annualized expense ratio
Class A	Actual expenses/actual returns	$1,000.00	$ 980.80	$3.90	0.79%
	Hypothetical example	1,000.00	1,021.00	3.98	0.79%
Class B	Actual expenses/actual returns	1,000.00	977.40	7.35	1.49%
	Hypothetical example	1,000.00	1,017.50	7.49	1.49%
Class C	Actual expenses/actual returns	1,000.00	977.40	7.35	1.49%
	Hypothetical example	1,000.00	1,017.50	7.49	1.49%
Class I	Actual expenses/actual returns	1,000.00	980.60	2.47	0.50%
	Hypothetical example	1,000.00	1,022.40	2.52	0.50%
Class R1	Actual expenses/actual returns	1,000.00	979.20	5.67	1.15%
	Hypothetical example	1,000.00	1,019.20	5.79	1.15%
Class R2	Actual expenses/actual returns	1,000.00	980.20	4.49	0.91%
	Hypothetical example	1,000.00	1,020.40	4.58	0.91%
Class R3	Actual expenses/actual returns	1,000.00	979.60	5.13	1.04%
	Hypothetical example	1,000.00	1,019.70	5.24	1.04%
Class R4	Actual expenses/actual returns	1,000.00	981.50	3.21	0.65%
	Hypothetical example	1,000.00	1,021.70	3.28	0.65%
Class R5	Actual expenses/actual returns	1,000.00	982.40	2.22	0.45%
	Hypothetical example	1,000.00	1,022.70	2.27	0.45%
Class R6	Actual expenses/actual returns	1,000.00	981.10	1.93	0.39%
	Hypothetical example	1,000.00	1,023.00	1.97	0.39%

[1]	Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).
ANNUAL REPORT | JOHN HANCOCK INCOME FUND	11

Fund’s investments
AS OF 5-31-18
	Rate (%)	Maturity date		Par value^	Value
Foreign government obligations 23.4%					$799,293,423
(Cost $864,955,222)
Australia 1.7%					58,084,155
Commonwealth of Australia	5.750	07-15-22	AUD	6,220,000	5,349,872
New South Wales Treasury Corp.	4.000	04-08-21	AUD	7,875,000	6,242,695
New South Wales Treasury Corp.	6.000	03-01-22	AUD	10,615,000	9,066,927
Queensland Treasury Corp.	5.500	06-21-21	AUD	18,320,000	15,124,958
Queensland Treasury Corp.	6.000	07-21-22	AUD	15,580,000	13,389,114
Western Australian Treasury Corp.	2.500	07-23-24	AUD	12,000,000	8,910,589
Austria 0.3%					11,482,492
Republic of Austria (A)	0.000	07-15-23	EUR	9,810,000	11,482,492
Brazil 1.8%					60,491,375
Federative Republic of Brazil	10.000	01-01-21	BRL	92,660,000	25,507,859
Federative Republic of Brazil	10.000	01-01-23	BRL	131,340,000	34,983,516
Canada 1.4%					46,442,300
Canada Housing Trust No. 1 (A)	1.250	12-15-20	CAD	8,670,000	6,545,964
Export Development Canada	2.400	06-07-21	AUD	3,560,000	2,687,076
Export Development Canada	4.875	01-24-19	NZD	13,715,000	9,761,541
Government of Canada	1.250	11-01-19	CAD	16,610,000	12,710,762
Government of Canada	1.250	02-01-20	CAD	13,855,000	10,578,997
Province of Ontario	4.400	06-02-19	CAD	5,257,000	4,157,960
Colombia 0.7%					22,634,022
Republic of Colombia	4.500	01-28-26		11,740,000	11,892,620
Republic of Colombia	7.000	05-04-22	COP	29,722,000,000	10,741,402
Finland 0.3%					11,281,223
Republic of Finland (A)	1.500	04-15-23	EUR	8,960,000	11,281,223
Hungary 0.9%					31,612,014
Republic of Hungary	6.250	01-29-20		16,105,000	16,825,232
Republic of Hungary	6.375	03-29-21		13,812,000	14,786,782
Indonesia 3.5%					118,246,951
Republic of Indonesia (A)	2.150	07-18-24	EUR	5,440,000	6,554,787
Republic of Indonesia	5.625	05-15-23	IDR	55,409,000,000	3,738,463
Republic of Indonesia	6.125	05-15-28	IDR	255,085,000,000	17,311,634
Republic of Indonesia	6.625	05-15-33	IDR	105,291,000,000	7,028,241
Republic of Indonesia	7.000	05-15-22	IDR	170,281,000,000	12,334,496
Republic of Indonesia	7.000	05-15-27	IDR	179,050,000,000	12,821,501
Republic of Indonesia	7.500	08-15-32	IDR	52,218,000,000	3,729,857
Republic of Indonesia	7.500	05-15-38	IDR	101,308,000,000	7,072,239
Republic of Indonesia	8.250	07-15-21	IDR	145,828,000,000	10,913,119
Republic of Indonesia	8.375	03-15-24	IDR	107,340,000,000	8,127,380
Republic of Indonesia	8.375	09-15-26	IDR	151,916,000,000	11,740,466
12	JOHN HANCOCK INCOME FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date		Par value^	Value
Indonesia (continued)
Republic of Indonesia	8.750	05-15-31	IDR	143,811,000,000	$11,366,047
Republic of Indonesia	9.000	03-15-29	IDR	68,320,000,000	5,508,721
Ireland 2.2%					76,420,455
Republic of Ireland	3.400	03-18-24	EUR	26,600,000	36,690,676
Republic of Ireland	3.900	03-20-23	EUR	28,735,000	39,729,779
Malaysia 1.5%					49,679,163
Government of Malaysia	3.620	11-30-21	MYR	8,840,000	2,213,243
Government of Malaysia	3.733	06-15-28	MYR	11,880,000	2,872,680
Government of Malaysia	3.844	04-15-33	MYR	42,861,000	9,792,285
Government of Malaysia	3.882	03-14-25	MYR	17,635,000	4,402,631
Government of Malaysia	3.899	11-16-27	MYR	21,209,000	5,173,973
Government of Malaysia	4.059	09-30-24	MYR	77,830,000	19,501,460
Government of Malaysia	4.160	07-15-21	MYR	22,538,000	5,722,891
Mexico 2.7%					90,772,676
Government of Mexico	4.600	01-23-46		7,247,000	6,544,041
Government of Mexico	4.750	06-14-18	MXN	76,760,000	3,841,031
Government of Mexico	6.500	06-10-21	MXN	334,600,000	16,214,251
Government of Mexico	7.750	05-29-31	MXN	273,582,000	13,591,825
Government of Mexico	8.000	06-11-20	MXN	147,800,000	7,459,937
Government of Mexico	8.000	12-07-23	MXN	310,720,000	15,723,845
Government of Mexico	8.500	12-13-18	MXN	99,239,000	4,989,802
Government of Mexico	10.000	12-05-24	MXN	401,353,000	22,407,944
New Zealand 1.0%					34,985,247
Dominion of New Zealand	3.000	04-15-20	NZD	4,705,000	3,352,140
Dominion of New Zealand	5.500	04-15-23	NZD	8,400,000	6,744,824
Dominion of New Zealand	6.000	05-15-21	NZD	23,040,000	17,809,137
New Zealand Local Government Funding Agency	5.000	03-15-19	NZD	9,900,000	7,079,146
Norway 1.7%					59,663,492
Government of Norway (A)	2.000	05-24-23	NOK	81,645,000	10,305,647
Government of Norway (A)	3.750	05-25-21	NOK	181,810,000	23,949,874
Government of Norway (A)	4.500	05-22-19	NOK	200,721,000	25,407,971
Philippines 1.6%					54,271,259
Republic of Philippines	3.500	03-20-21	PHP	200,160,000	3,691,363
Republic of Philippines	3.500	04-21-23	PHP	567,450,000	9,857,313
Republic of Philippines	4.625	09-09-40	PHP	29,167,000	418,612
Republic of Philippines	4.950	01-15-21	PHP	364,760,000	6,935,130
Republic of Philippines	5.875	12-16-20	PHP	249,320,800	4,842,064
Republic of Philippines	6.250	01-14-36	PHP	252,000,000	5,134,208
Republic of Philippines	6.500	04-28-21	PHP	498,000,000	9,932,719
Republic of Philippines	8.000	07-19-31	PHP	356,645,000	7,832,233
Republic of Philippines	8.125	12-16-35	PHP	254,043,000	5,627,617
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK INCOME FUND	13

	Rate (%)	Maturity date		Par value^	Value
Portugal 0.5%					$18,839,730
Republic of Portugal (A)	3.850	04-15-21	EUR	8,775,000	11,327,243
Republic of Portugal (A)	5.125	10-15-24		7,310,000	7,512,487
Singapore 1.0%					34,261,928
Republic of Singapore	3.250	09-01-20	SGD	37,695,000	28,952,412
Republic of Singapore	3.375	09-01-33	SGD	6,670,000	5,309,516
South Korea 0.0%					1,113,431
Korea Treasury Bond Coupon Strips	3.286	09-10-18	KRW	1,205,430,000	1,113,431
Sweden 0.5%					16,675,916
Kingdom of Sweden (A)	0.125	04-24-23	EUR	14,210,000	16,675,916
United Kingdom 0.1%					2,335,594
Government of United Kingdom	3.750	09-07-20	GBP	1,640,000	2,335,594
Corporate bonds 42.6%					$1,453,016,977
(Cost $1,516,559,748)
Consumer discretionary 4.0%					135,131,483
Automobiles 0.2%
Ford Motor Company	6.625	10-01-28		6,304,000	7,084,651
Hotels, restaurants and leisure 1.3%
Hilton Domestic Operating Company, Inc. (A)	5.125	05-01-26		6,035,000	5,891,669
KFC Holding Company/Pizza Hut Holdings LLC/Taco Bell of America LLC (A)	5.000	06-01-24		9,110,000	9,041,675
KFC Holding Company/Pizza Hut Holdings LLC/Taco Bell of America LLC (A)	5.250	06-01-26		11,511,000	11,252,003
New Red Finance, Inc. (A)	4.625	01-15-22		14,680,000	14,660,916
New Red Finance, Inc. (A)	5.000	10-15-25		2,700,000	2,558,250
Internet and direct marketing retail 1.1%
Expedia Group, Inc.	5.000	02-15-26		13,880,000	14,190,447
Netflix, Inc.	3.625	05-15-27	EUR	7,855,000	9,095,655
Netflix, Inc. (A)	4.875	04-15-28		9,980,000	9,481,998
QVC, Inc.	4.450	02-15-25		2,952,000	2,865,097
Media 1.4%
CCO Holdings LLC (A)	5.000	02-01-28		7,440,000	6,882,000
CCO Holdings LLC (A)	5.125	05-01-27		5,170,000	4,840,413
CCO Holdings LLC	5.750	01-15-24		14,485,000	14,521,213
Comcast Corp.	2.350	01-15-27		6,290,000	5,522,075
Lamar Media Corp.	5.000	05-01-23		1,491,000	1,511,501
LIN Television Corp.	5.875	11-15-22		4,760,000	4,884,950
Sinclair Television Group, Inc. (A)	5.625	08-01-24		7,515,000	7,484,564
Tribune Media Company	5.875	07-15-22		3,325,000	3,362,406
14	JOHN HANCOCK INCOME FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date		Par value^	Value
Consumer staples 2.6%					$88,828,335
Beverages 1.1%
Anheuser-Busch InBev Finance, Inc.	3.650	02-01-26		9,125,000	8,960,228
Constellation Brands, Inc.	4.250	05-01-23		13,490,000	13,829,638
Molson Coors Brewing Company	1.250	07-15-24	EUR	5,375,000	6,252,794
Molson Coors Brewing Company	3.000	07-15-26		10,130,000	9,218,234
Food and staples retailing 0.4%
Aramark Services, Inc. (A)	5.000	04-01-25		6,640,000	6,640,000
Aramark Services, Inc.	5.125	01-15-24		5,400,000	5,483,700
Food products 1.1%
Darling Global Finance BV (A)	3.625	05-15-26	EUR	4,685,000	5,496,812
Kraft Heinz Foods Company	3.950	07-15-25		8,945,000	8,808,312
Kraft Heinz Foods Company (A)	4.875	02-15-25		12,287,000	12,752,017
Post Holdings, Inc. (A)	5.500	03-01-25		11,560,000	11,386,600
Energy 5.5%					187,213,173
Oil, gas and consumable fuels 5.5%
Aker BP ASA (A)	5.875	03-31-25		13,850,000	14,265,500
Antero Resources Corp.	5.625	06-01-23		7,890,000	8,008,350
Canadian Natural Resources, Ltd.	3.850	06-01-27		20,460,000	20,050,963
Concho Resources, Inc.	4.375	01-15-25		6,710,000	6,746,921
ConocoPhillips Company	4.950	03-15-26		11,440,000	12,326,061
Enbridge, Inc.	4.250	12-01-26		14,060,000	14,089,288
EnLink Midstream Partners LP	4.150	06-01-25		943,000	901,547
EnLink Midstream Partners LP	4.850	07-15-26		7,220,000	7,224,335
Enterprise Products Operating LLC	3.350	03-15-23		7,486,000	7,408,376
MPLX LP	5.500	02-15-23		9,822,000	10,043,093
Newfield Exploration Company	5.375	01-01-26		6,450,000	6,635,438
Newfield Exploration Company	5.625	07-01-24		6,320,000	6,675,500
Parsley Energy LLC (A)	5.625	10-15-27		13,820,000	13,647,250
Pertamina Persero PT (A)	4.300	05-20-23		9,480,000	9,459,798
Petroleos Mexicanos	6.000	03-05-20		3,685,000	3,810,290
Petroleos Mexicanos (A)	7.190	09-12-24	MXN	89,890,000	4,014,127
Petroleos Mexicanos (A)	7.650	11-24-21	MXN	171,257,500	8,250,609
Pioneer Natural Resources Company	4.450	01-15-26		6,680,000	6,887,449
Plains All American Pipeline LP	4.650	10-15-25		1,635,000	1,636,948
Targa Resources Partners LP (A)	5.875	04-15-26		1,045,000	1,049,901
The Williams Companies, Inc.	4.550	06-24-24		4,205,000	4,220,769
Transcontinental Gas Pipe Line Company LLC	7.850	02-01-26		9,100,000	11,123,296
Williams Partners LP	3.750	06-15-27		9,235,000	8,737,364
Financials 13.9%					474,974,976
Banks 10.3%
Asian Development Bank	4.625	03-06-19	NZD	17,745,000	12,644,464
Asian Development Bank	5.000	03-09-22	AUD	7,040,000	5,780,842
Asian Development Bank	5.900	12-20-22	INR	579,790,000	8,211,277
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK INCOME FUND	15

	Rate (%)	Maturity date		Par value^	Value
Financials (continued)
Banks (continued)
Asian Development Bank	6.450	08-08-21	INR	763,020,000	$11,088,052
Asian Development Bank	6.950	01-16-20	INR	216,970,000	3,206,243
Banco Nacional de Comercio Exterior SNC (A)	4.375	10-14-25		8,130,000	7,886,100
Bank Nederlandse Gemeenten NV	0.250	02-22-23	EUR	5,465,000	6,442,285
Bank Nederlandse Gemeenten NV	0.250	06-07-24	EUR	5,350,000	6,234,275
Bank of America Corp. (3 month LIBOR + 0.650%) (B)	2.656	12-01-26		9,480,000	9,037,605
BankUnited, Inc.	4.875	11-17-25		10,190,000	10,388,610
Fifth Third Bancorp (5.100% to 6-30-23, then 3 month LIBOR + 3.033%) (C)	5.100	06-30-23		17,115,000	16,815,488
Inter-American Development Bank	6.500	08-20-19	AUD	12,860,000	10,226,534
International Bank for Reconstruction & Development	2.800	01-13-21	AUD	9,395,000	7,171,564
International Bank for Reconstruction & Development	3.500	01-22-21	NZD	23,085,000	16,540,028
International Bank for Reconstruction & Development	3.625	06-22-20	NOK	41,910,000	5,368,610
International Bank for Reconstruction & Development	4.625	02-26-19	NZD	14,938,000	10,637,897
International Bank for Reconstruction & Development	4.625	10-06-21	NZD	19,415,000	14,411,648
International Bank for Reconstruction & Development	5.750	10-28-19	INR	500,400,000	7,291,547
International Finance Corp.	2.800	08-15-22	AUD	16,505,000	12,562,190
International Finance Corp.	3.625	05-20-20	NZD	17,740,000	12,702,999
JPMorgan Chase & Co.	2.750	08-24-22	EUR	3,695,000	4,708,820
JPMorgan Chase & Co. (3 month LIBOR + 1.000%) (B)	3.342	05-15-77		12,055,000	10,849,500
KFW	0.000	09-15-23	EUR	2,675,000	3,113,316
KFW	0.375	03-15-23	EUR	5,615,000	6,674,471
KFW	2.125	08-15-23	EUR	10,770,000	13,927,993
KFW	3.750	05-29-20	NZD	5,260,000	3,771,528
KFW	6.000	08-20-20	AUD	18,210,000	14,849,400
Landeskreditbank Baden-Wuerttemberg Foerderbank	3.875	05-29-19	NZD	11,025,000	7,825,607
Landwirtschaftliche Rentenbank	3.000	02-13-23	NZD	7,225,000	5,047,767
MB Financial Bank NA (4.000% to 12-1-22, then 3 month LIBOR + 1.873%)	4.000	12-01-27		7,910,000	7,901,100
Nordic Investment Bank Bond	1.375	07-15-20	NOK	42,390,000	5,201,526
Realkredit Danmark A/S	2.000	04-01-19	DKK	128,735,000	20,616,486
SunTrust Banks, Inc. (5.050% to 6-15-22, then 3 month LIBOR + 3.102%) (C)	5.050	06-15-22		9,945,000	9,783,394
16	JOHN HANCOCK INCOME FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date		Par value^	Value
Financials (continued)
Banks (continued)
Synovus Financial Corp. (5.750% to 12-15-20, then 3 month LIBOR + 4.182%)	5.750	12-15-25		6,000,000	$6,225,180
U.S. Bancorp	0.850	06-07-24	EUR	3,935,000	4,565,119
Wells Fargo & Company	3.250	04-27-22	AUD	8,840,000	6,683,626
Wells Fargo & Company (3 month BBSW + 1.320%) (B)	3.365	07-27-21	AUD	7,815,000	5,970,489
Westpac Banking Corp.	5.000	10-21-19	GBP	4,280,000	5,997,167
Westpac Banking Corp.	7.250	02-11-20	AUD	5,000,000	4,071,450
Zions Bancorporation (5.800% to 6-15-23, then 3 month LIBOR + 3.800%) (C)	5.800	06-15-23		7,675,000	7,751,750
Capital markets 1.0%
E*TRADE Financial Corp. (5.875% to 9-15-26, then 3 month LIBOR + 4.435%) (C)	5.875	09-15-26		8,515,000	8,632,081
Temasek Financial I, Ltd.	3.265	02-19-20	SGD	12,250,000	9,317,713
The Goldman Sachs Group, Inc.	1.375	05-15-24	EUR	6,302,000	7,404,414
The Goldman Sachs Group, Inc. (3 month LIBOR + 0.750%) (B)	3.080	02-23-23		8,730,000	8,696,869
Consumer finance 0.1%
Discover Financial Services	4.100	02-09-27		5,595,000	5,413,964
Diversified financial services 1.6%
European Bank for Reconstruction & Development	7.375	04-15-19	IDR	47,450,000,000	3,404,523
European Financial Stability Facility	0.125	10-17-23	EUR	9,355,000	10,904,654
European Financial Stability Facility	0.500	01-20-23	EUR	4,665,000	5,576,224
European Financial Stability Facility	1.875	05-23-23	EUR	6,830,000	8,687,373
European Stability Mechanism	0.125	04-22-24	EUR	8,010,000	9,300,148
Swiss Insured Brazil Power Finance Sarl (A)	9.850	07-16-32	BRL	65,665,000	16,751,051
Insurance 0.6%
American International Group, Inc. (8.175% to 5-15-38, then 3 month LIBOR + 4.195%)	8.175	05-15-68		12,365,000	15,610,813
Chubb INA Holdings, Inc.	3.350	05-03-26		3,665,000	3,575,402
Thrifts and mortgage finance 0.3%
MGIC Investment Corp.	5.750	08-15-23		11,290,000	11,515,800
Health care 2.8%					96,313,941
Biotechnology 0.2%
AbbVie, Inc.	1.375	05-17-24	EUR	6,133,000	7,256,470
Health care providers and services 1.9%
CVS Health Corp.	4.100	03-25-25		10,650,000	10,654,777
CVS Health Corp.	4.300	03-25-28		18,125,000	17,987,971
HCA, Inc.	5.000	03-15-24		11,718,000	11,802,370
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK INCOME FUND	17

	Rate (%)	Maturity date		Par value^	Value
Health care (continued)
Health care providers and services (continued)
HCA, Inc.	5.250	04-15-25		5,040,000	$5,065,200
HCA, Inc.	5.375	02-01-25		4,345,000	4,268,963
HCA, Inc.	7.500	02-15-22		13,650,000	14,878,500
Life sciences tools and services 0.1%
Thermo Fisher Scientific, Inc.	0.750	09-12-24	EUR	4,265,000	4,888,275
Pharmaceuticals 0.6%
Allergan Funding SCS	1.250	06-01-24	EUR	3,570,000	4,070,725
Teva Pharmaceutical Finance Netherlands II BV	4.500	03-01-25	EUR	5,145,000	6,115,663
Teva Pharmaceutical Finance Netherlands III BV	6.000	04-15-24		9,420,000	9,325,027
Industrials 4.3%					145,823,936
Aerospace and defense 0.2%
Lockheed Martin Corp.	3.100	01-15-23		5,955,000	5,890,195
Air freight and logistics 1.9%
Mexico City Airport Trust (A)	3.875	04-30-28		21,330,000	18,823,725
Mexico City Airport Trust (A)	4.250	10-31-26		16,457,000	15,206,268
Mexico City Airport Trust (A)	5.500	10-31-46		5,705,000	4,977,613
Mexico City Airport Trust (A)	5.500	07-31-47		29,010,000	25,311,225
Airlines 0.3%
Delta Air Lines, Inc.	3.625	03-15-22		10,160,000	10,091,518
Construction and engineering 0.4%
AECOM	5.125	03-15-27		14,640,000	13,578,600
Industrial conglomerates 0.5%
General Electric Company (5.000% to 1-21-21, then 3 month LIBOR + 3.330%) (C)	5.000	01-21-21		16,182,000	15,987,816
Trading companies and distributors 0.8%
United Rentals North America, Inc.	4.625	07-15-23		9,400,000	9,458,750
United Rentals North America, Inc.	4.875	01-15-28		12,485,000	11,724,664
United Rentals North America, Inc.	5.500	05-15-27		6,455,000	6,390,450
Transportation infrastructure 0.2%
Adani Ports & Special Economic Zone, Ltd. (A)	4.000	07-30-27		9,145,000	8,383,112
Information technology 2.7%					93,181,857
Communications equipment 0.1%
Motorola Solutions, Inc.	4.600	02-23-28		4,025,000	4,008,593
IT services 1.1%
First Data Corp. (A)	5.375	08-15-23		7,130,000	7,230,533
Gartner, Inc. (A)	5.125	04-01-25		10,425,000	10,346,813
IBM Corp.	2.625	08-05-22	GBP	3,900,000	5,436,806
IBM Corp.	2.750	12-21-20	GBP	4,025,000	5,563,142
18	JOHN HANCOCK INCOME FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date		Par value^	Value
Information technology (continued)
IT services (continued)
Total System Services, Inc.	4.450	06-01-28		7,995,000	$7,998,863
Semiconductors and semiconductor equipment 0.4%
Microchip Technology, Inc. (A)	4.330	06-01-23		4,180,000	4,197,617
NXP BV (A)	4.625	06-01-23		10,820,000	11,034,236
Software 0.8%
Activision Blizzard, Inc. (A)	6.125	09-15-23		11,515,000	11,984,598
Citrix Systems, Inc.	4.500	12-01-27		6,855,000	6,677,556
VMware, Inc.	2.950	08-21-22		10,595,000	10,174,603
Technology hardware, storage and peripherals 0.3%
Apple, Inc. (3 month LIBOR + 0.500%) (B)	2.869	02-09-22		8,405,000	8,528,497
Materials 3.5%					117,373,830
Chemicals 0.3%
Ecolab, Inc.	1.000	01-15-24	EUR	2,135,000	2,533,027
Syngenta Finance NV (A)	5.182	04-24-28		6,460,000	6,321,412
Construction materials 0.3%
Cemex SAB de CV (A)	6.125	05-05-25		10,450,000	10,566,413
Containers and packaging 2.9%
Avery Dennison Corp.	1.250	03-03-25	EUR	5,050,000	5,875,409
Ball Corp.	4.000	11-15-23		18,070,000	17,708,600
Ball Corp.	4.875	03-15-26		7,095,000	7,024,050
Ball Corp.	5.250	07-01-25		12,820,000	13,060,375
Crown Americas LLC	4.500	01-15-23		13,700,000	13,341,745
Crown Cork & Seal Company, Inc.	7.375	12-15-26		6,138,000	6,659,730
Sealed Air Corp. (A)	4.875	12-01-22		9,085,000	9,266,700
Sealed Air Corp. (A)	5.125	12-01-24		9,275,000	9,402,531
Sealed Air Corp. (A)	6.500	12-01-20		14,835,000	15,613,838
Real estate 0.7%					24,201,280
Equity real estate investment trusts 0.7%
Equinix, Inc.	2.875	03-15-24	EUR	4,445,000	5,139,820
Equinix, Inc.	5.375	05-15-27		7,240,000	7,269,322
Iron Mountain, Inc. (A)	4.875	09-15-27		7,265,000	6,756,450
Iron Mountain, Inc. (A)	5.250	03-15-28		5,350,000	5,035,688
Telecommunication services 0.7%					24,660,452
Diversified telecommunication services 0.4%
CSC Holdings LLC (A)	5.375	02-01-28		10,690,000	9,995,150
CSC Holdings LLC (A)	5.500	04-15-27		5,850,000	5,601,375
Wireless telecommunication services 0.3%
America Movil SAB de CV	7.125	12-09-24	MXN	133,000,000	6,090,767
SBA Tower Trust (A)	3.448	03-15-23		2,985,000	2,973,160
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK INCOME FUND	19

	Rate (%)	Maturity date		Par value^	Value
Utilities 1.9%					$65,313,714
Electric utilities 1.0%
E.ON International Finance BV	6.000	10-30-19	GBP	2,100,000	2,977,448
Emera US Finance LP	3.550	06-15-26		12,610,000	11,958,649
FirstEnergy Transmission LLC (A)	4.350	01-15-25		12,860,000	13,058,197
Perusahaan Listrik Negara PT (A)	5.450	05-21-28		5,840,000	5,996,854
Gas utilities 0.0%
Southern Gas Networks PLC	4.875	12-21-20	GBP	600,000	867,958
Independent power and renewable electricity producers 0.9%
Greenko Dutch BV (A)	5.250	07-24-24		6,785,000	6,306,658
NextEra Energy Operating Partners LP (A)	4.250	09-15-24		9,500,000	9,120,000
NextEra Energy Operating Partners LP (A)	4.500	09-15-27		5,315,000	4,942,950

The AES Corp.	4.500	03-15-23		10,085,000	10,085,000
Convertible bonds 1.5%					$49,779,867
(Cost $46,030,892)
Consumer discretionary 0.5%					15,575,705
Internet and direct marketing retail 0.2%
Liberty Expedia Holdings, Inc. (A)	1.000	06-30-47		5,711,000	5,592,034
Media 0.3%
DISH Network Corp.	3.375	08-15-26		2,760,000	2,447,623
Live Nation Entertainment, Inc. (A)	2.500	03-15-23		7,520,000	7,536,048
Health care 0.5%					17,903,976
Health care providers and services 0.2%
Anthem, Inc.	2.750	10-15-42		2,505,000	7,641,027
Pharmaceuticals 0.3%
Bayer Capital Corp. BV (A)	5.625	11-22-19	EUR	7,900,000	10,262,949
Information technology 0.3%					10,047,443
Semiconductors and semiconductor equipment 0.3%
Novellus Systems, Inc.	2.625	05-15-41		1,025,000	6,062,886
ON Semiconductor Corp.	1.625	10-15-23		2,840,000	3,984,557
Utilities 0.2%					6,252,743
Independent power and renewable electricity producers 0.2%

NRG Energy, Inc. (A)	2.750	06-01-48		6,125,000	6,252,743
Capital preferred securities 1.9%					$63,938,772
(Cost $58,681,855)
Financials 1.9%					63,938,772
Banks 1.9%
BAC Capital Trust XIV, Series G (Greater of 3 month LIBOR + 0.400% or 4.000%) (B)(C)	4.000	06-18-18		16,650,000	14,818,500
20	JOHN HANCOCK INCOME FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date	Par value^	Value
Financials (continued)
Banks (continued)
USB Capital IX (Greater of 3 month LIBOR + 1.020% or 3.500%) (B)(C)	3.500	07-02-18	26,793,000	$24,348,139

Wachovia Capital Trust III (Greater of 3 month LIBOR + 0.930% or 5.570%) (B)(C)	5.570	07-02-18	25,035,000	24,772,133
Term loans (D) 9.5%				$322,231,907
(Cost $323,008,248)
Consumer discretionary 2.7%				91,043,319
Diversified consumer services 0.5%
The ServiceMaster Company LLC (1 month LIBOR + 2.500%)	4.476	11-08-23	15,651,875	15,725,282
Hotels, restaurants and leisure 1.0%
Hilton Worldwide Finance LLC (1 month LIBOR + 1.750%)	3.710	10-25-23	5,659,993	5,684,784
KFC Holding Company (1 month LIBOR + 1.750%)	3.685	04-03-25	8,679,657	8,707,866
New Red Finance, Inc. (1 month LIBOR + 2.250%)	4.230	02-16-24	11,958,175	11,946,206
Wyndham Hotels & Resorts, Inc. (E)	TBD	03-28-25	4,510,000	4,525,018
Wyndham Worldwide Corp. (E)	TBD	05-25-24	2,200,000	2,203,674
Media 1.2%
Charter Communications Operating LLC (1 month LIBOR + 2.000%)	3.990	04-30-25	14,812,875	14,831,391
Cogeco Communications USA II LP (1 month LIBOR + 2.375%)	4.355	01-03-25	5,030,000	5,015,564
Meredith Corp.(1 month LIBOR + 3.000%)	4.980	01-31-25	6,245,000	6,265,296
Sinclair Television Group, Inc. (E)	TBD	12-12-24	8,105,000	8,094,869
Virgin Media Bristol LLC (1 month LIBOR + 2.500%)	4.419	01-15-26	8,070,000	8,043,369
Consumer staples 0.6%				20,227,468
Diversified financial services 0.2%
Pinnacle Foods Finance LLC (1 month LIBOR + 1.750%)	3.659	02-02-24	7,935,548	7,970,782
Food and staples retailing 0.4%
Aramark Services, Inc. (1 month LIBOR + 2.000%)	3.980	03-11-25	2,932,650	2,935,407
Aramark Services, Inc. (3 month LIBOR + 1.750%)	3.715	03-28-24	9,298,034	9,321,279
Energy 0.5%				16,221,762
Oil, gas and consumable fuels 0.5%
Energy Transfer Equity LP (1 month LIBOR + 2.000%)	3.961	02-02-24	16,295,581	16,221,762
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK INCOME FUND	21

	Rate (%)	Maturity date		Par value^	Value
Financials 0.6%					$20,337,601
Capital markets 0.3%
Brookfield Retail Holdings VII Sub 3 LLC (E)	TBD	05-04-25		11,175,000	11,021,344
Insurance 0.3%
USI, Inc. (3 month LIBOR + 3.000%)	5.302	05-16-24		9,335,675	9,316,257
Health care 0.4%					14,824,952
Biotechnology 0.3%
Grifols Worldwide Operations USA, Inc. (1 week LIBOR + 2.250%)	4.005	01-31-25		10,806,660	10,836,595
Health care providers and services 0.1%
Catalent Pharma Solutions, Inc. (1 month LIBOR + 2.250%)	4.230	05-20-24		869,756	872,713
HCA, Inc. (1 month LIBOR + 2.000%)	3.980	03-13-25		3,095,000	3,115,644
Industrials 1.2%					40,034,118
Air freight and logistics 0.2%
XPO Logistics, Inc. (1 month LIBOR + 2.000%)	3.961	02-24-25		5,605,000	5,611,334
Airlines 0.3%
American Airlines, Inc. (1 month LIBOR + 2.000%)	3.968	04-28-23		6,433,304	6,395,798
United Airlines, Inc. (1 month LIBOR + 1.750%)	3.730	04-01-24		3,638,250	3,647,346
Building products 0.4%
Builders FirstSource, Inc. (3 month LIBOR + 3.000%)	5.302	02-29-24		11,720,278	11,741,257
Construction and engineering 0.2%
AECOM (1 month LIBOR + 1.750%)	3.730	02-22-25		7,785,000	7,787,413
Electrical equipment 0.1%
Generac Power Systems, Inc. (3 month LIBOR + 2.000%)	4.308	05-31-23		4,855,000	4,850,970
Information technology 2.1%					72,880,102
Communications equipment 0.2%
Avaya, Inc. (1 month LIBOR + 4.750%)	6.684	12-15-24		7,531,125	7,570,889
Electronic equipment, instruments and components 0.1%
Zebra Technologies Corp. (3 month LIBOR + 2.000%)	4.362	10-27-21		4,374,427	4,381,120
IT services 0.9%
Altran Technologies SA (2 month EURIBOR + 3.250%)	3.250	03-20-25	EUR	4,473,989	5,245,174
Altran Technologies SA (2 month LIBOR + 2.750%)	4.796	03-20-25		4,740,000	4,755,405
First Data Corp. (1 month LIBOR + 2.000%)	3.965	07-08-22		12,842,110	12,836,717
22	JOHN HANCOCK INCOME FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date		Par value^	Value
Information technology (continued)
IT services (continued)
Gartner, Inc. (1 month LIBOR + 2.000%)	3.980	04-05-24		1,503,636	$1,508,643
Vantiv LLC (1 month LIBOR + 2.000%)	3.919	08-09-24		6,530,000	6,539,207
Semiconductors and semiconductor equipment 0.2%
Microchip Technology, Inc. (E)	TBD	05-15-25		2,750,000	2,764,438
Micron Technology, Inc. (1 month LIBOR + 1.750%)	3.740	04-26-22		2,370,298	2,383,643
Software 0.4%
Almonde, Inc. (3 month LIBOR + 3.500%)	5.807	06-13-24		8,910,082	8,763,065
SS&C European Holdings Sarl (1 month LIBOR + 2.500%)	4.480	04-16-25		1,759,547	1,768,345
SS&C Technologies, Inc. (1 month LIBOR + 2.500%)	4.480	04-16-25		4,689,696	4,713,145
Technology hardware, storage and peripherals 0.3%
Dell International LLC (1 month LIBOR + 2.000%)	3.990	09-07-23		9,662,389	9,650,311
Materials 0.4%					14,616,775
Chemicals 0.1%
HB Fuller Company (1 month LIBOR + 2.000%)	3.948	10-20-24		5,377,975	5,379,481
Containers and packaging 0.3%
Berry Global, Inc. (1 month LIBOR + 2.000%)	3.929	02-08-20		3,481,288	3,486,440
Berry Global, Inc. (1 month LIBOR + 2.000%)	3.960	10-01-22		3,809,111	3,819,509
Crown European Holdings SA (3 month EURIBOR + 2.375%)	2.375	01-18-25	EUR	1,650,000	1,931,345
Telecommunication services 1.0%					32,045,810
Diversified telecommunication services 0.5%
CenturyLink, Inc. (1 month LIBOR + 2.750%)	4.730	01-31-25		6,663,300	6,576,677
Sable International Finance, Ltd. (1 month LIBOR + 3.250%)	5.230	01-31-25		9,075,000	9,121,373
Wireless telecommunication services 0.5%
SBA Senior Finance II LLC (1 month LIBOR + 2.000%)	3.990	04-11-25		9,340,355	9,324,756

Sprint Communications, Inc. (1 month LIBOR + 2.500%)	4.500	02-02-24		7,028,276	7,023,004
Collateralized mortgage obligations 9.2%					$313,104,273
(Cost $323,958,245)
Commercial and residential 8.8%					299,355,589
Adjustable Rate Mortgage Trust Series 2004-5, Class 2A1 (F)	3.752	04-25-35		2,111,247	2,148,149
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK INCOME FUND	23

	Rate (%)	Maturity date	Par value^	Value
Commercial and residential (continued)
Angel Oak Mortgage Trust I LLC Series 2018-1, Class A1 (A)(F)	3.258	04-27-48	4,994,163	$4,992,570
AOA Mortgage Trust Series 2015-1177, Class C (A)(F)	3.010	12-13-29	2,040,000	1,987,620
Arroyo Mortgage Trust Series 2018-1, Class A1 (A)(F)	3.763	04-25-48	7,966,000	7,985,921
BAMLL Commercial Mortgage Securities Trust Series 2015-200P, Class F (A)(F)	3.596	04-14-33	5,220,000	4,890,006
BBCMS Mortgage Trust
Series 2015-STP, Class A (A)	3.323	09-10-28	7,568,940	7,583,635
Series 2017-DELC, Class B (1 month LIBOR + 1.030%) (A)(B)	2.949	08-15-36	9,665,000	9,674,131
Series 2018-TALL, Class C (1 month LIBOR + 1.121%) (A)(B)	3.040	03-15-37	5,650,000	5,646,498
Series 2018-TALL, Class E (1 month LIBOR + 2.437%) (A)(B)	4.356	03-15-37	4,950,000	4,946,928
Bear Stearns Adjustable Rate Mortgage Trust Series 2004-10, Class 12A3 (F)	3.614	01-25-35	2,131,383	2,150,932
Bear Stearns ALT-A Trust
Series 2004-8, Class 1A (1 month LIBOR + 0.700%) (B)	2.660	09-25-34	634,129	634,212
Series 2004-8, Class 2A (1 month LIBOR + 0.680%) (B)	2.640	09-25-34	3,857,429	3,785,930
BWAY Mortgage Trust Series 2013-1515, Class F (A)(F)	3.927	03-10-33	4,767,000	4,564,214
BX Commercial Mortgage Trust Series 2018-BIOA, Class D (1 month LIBOR + 1.321%) (A)(B)	3.240	03-15-37	2,625,000	2,623,385
BXP Trust Series 2017-GM, Class A (A)	3.379	06-13-39	7,142,000	7,009,206
CGDBB Commercial Mortgage Trust Series 2017-BIOC, Class B (1 month LIBOR + 0.970%) (A)(B)	2.889	07-15-32	7,230,000	7,236,782
CLNS Trust Series 2017-IKPR, Class B (1 month LIBOR + 1.000%) (A)(B)	2.929	06-11-32	6,255,000	6,258,937
Cold Storage Trust Series 2017-ICE3 (1 month LIBOR + 1.000%) (A)(B)	2.919	04-15-36	8,950,000	8,981,046
COLT Mortgage Loan Trust Series 2018-2, Class A1 (A)(F)	3.470	07-27-48	5,970,000	5,969,928
Commercial Mortgage Trust (Bank of America Merrill Lynch/ Deutsche Bank AG) Series 2013-WWP, Class D (A)	3.898	03-10-31	8,550,000	8,823,652
Credit Suisse Commercial Mortgage Trust Series 2015-GLPB, Class A (A)	3.639	11-15-34	9,715,000	9,876,141
DBCG Mortgage Trust Series 2017-BBG, Class A (1 month LIBOR + 0.700%) (A)(B)	2.619	06-15-34	6,585,000	6,604,613
24	JOHN HANCOCK INCOME FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date	Par value^	Value
Commercial and residential (continued)
DSLA Mortgage Loan Trust
Series 2004-AR1 Class X2 IO	0.771	09-19-44	13,969,507	$425,588
Series 2005-AR2, Class X2 IO	1.219	03-19-45	24,339,835	696,591
GAHR Commercial Mortgage Trust Series 2015-NRF, Class DFX (A)(F)	3.382	12-15-34	6,035,000	6,004,605
Greenwich Capital Commercial Funding Corp. Series 2006-GG7, Class AM (F)	5.752	07-10-38	1,326,635	1,327,269
GS Mortgage Securities Corp. Trust Series 2018-CHLL, Class A (1 month LIBOR + 0.750%) (A)(B)	2.669	02-15-37	5,350,000	5,355,244
GS Mortgage Securities Trust Series 2017-FARM, Class A (A)(F)	3.541	01-10-43	7,550,000	7,462,446
GSR Mortgage Loan Trust Series 2005-AR6, Class 4A5 (F)	3.517	09-25-35	2,752,024	2,780,698
HarborView Mortgage Loan Trust
Series 2005-2, Class X IO	0.901	05-19-35	9,190,099	354,284
Series 2007-3, Class ES IO (A)	0.000	05-19-47	22,708,813	320,526
Series 2007-4, Class ES IO	0.000	07-19-47	23,663,852	400,707
Series 2007-6, Class ES IO (A)	0.000	08-19-37	19,574,144	304,168
Hilton USA Trust
Series 2016-HHV, Class A (A)	3.719	11-05-38	4,450,000	4,437,240
Series 2016-HHV, Class B (A)(F)	4.194	11-05-38	4,685,000	4,778,644
Homestar Mortgage Acceptance Corp. Series 2004-6, Class M3 (1 month LIBOR + 1.100%) (B)	3.060	01-25-35	5,265,000	5,263,394
Hudson Yards Mortgage Trust Series 2016-10HY, Class A (A)	2.835	08-10-38	10,990,000	10,393,119
Hudsons Bay Simon JV Trust Series 2015-HB10, Class A10 (A)	4.154	08-05-34	11,800,000	11,607,367
IMT Trust Series 2017-APTS, Class DFL (1 month LIBOR + 1.550%) (A)(B)	3.469	06-15-34	4,970,000	4,976,242
IndyMac Index Mortgage Loan Trust
Series 2005-AR18, Class 1X IO	1.317	10-25-36	30,805,976	1,404,602
Series 2005-AR18, Class 2X IO	1.001	10-25-36	31,134,505	267,704
JPMorgan Chase Commercial Mortgage Securities Trust
Series 2015-SGP, Class A (1 month LIBOR + 1.700%) (A)(B)	3.619	07-15-36	5,955,884	5,981,985
Series 2015-UES, Class A (A)	2.933	09-05-32	8,200,000	8,173,213
Series 2016-NINE, Class A (A)(F)	2.854	10-06-38	12,655,000	11,934,517
JPMorgan Mortgage Trust Series 2007-A1, Class 1A1 (F)	3.696	07-25-35	1,941,972	1,983,716
Merrill Lynch Mortgage Investors Trust
Series 2004-1, Class 2A1 (F)	3.446	12-25-34	830,377	834,308
Series 2005-2, Class 1A (6 month LIBOR + 1.250%) (B)	2.910	10-25-35	3,015,522	3,043,871
Series 2005-A2, Class A2 (F)	3.541	02-25-35	1,264,888	1,307,988
Series 2006-3, Class 2A1 (F)	3.648	10-25-36	1,207,618	1,199,216
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK INCOME FUND	25

	Rate (%)	Maturity date	Par value^	Value
Commercial and residential (continued)
Morgan Stanley Capital Barclays Bank Trust Series 2016-MART, Class A (A)	2.200	09-13-31	15,860,000	$15,368,015
Morgan Stanley Capital I Trust Series 2017-CLS, Class C (1 month LIBOR + 1.000%) (A)(B)	2.919	11-15-34	4,655,000	4,662,188
Morgan Stanley Mortgage Loan Trust
Series 2004-8AR, Class 4A1 (F)	3.608	10-25-34	1,215,381	1,238,672
Series 2004-9, Class 1A (F)	5.388	11-25-34	1,441,995	1,508,600
New Residential Mortgage Loan Trust Series 2017-5A, Class A1 (1 month LIBOR + 1.500%) (A)(B)	3.460	06-25-57	5,455,258	5,597,695
Olympic Tower Mortgage Trust Series 2017-OT, Class A (A)	3.566	05-10-39	4,610,000	4,564,844
One Market Plaza Trust Series 2017-1MKT, Class A (A)	3.614	02-10-32	8,025,000	8,051,293
Opteum Mortgage Acceptance Corp. Trust Series 2005-4, Class 1APT (1 month LIBOR + 0.310%) (B)	2.270	11-25-35	1,181,372	1,171,190
SFAVE Commercial Mortgage Securities Trust Series 2015-5AVE, Class D (A)(F)	4.388	01-05-43	6,695,000	5,496,020
Structured Adjustable Rate Mortgage Loan Trust Series 2004-10, Class 2A (F)	3.615	08-25-34	4,512,266	4,528,204
Structured Asset Securities Corp. Series 2003-7A, Class 3A6 (F)	3.843	12-25-33	1,269,314	1,261,556
WaMu Mortgage Pass Through Certificates
Series 2003-AR11, Class A6 (F)	3.358	10-25-33	2,362,286	2,392,705
Series 2005-AR6, Class 2A1A (1 month LIBOR + 0.460%) (B)	2.420	04-25-45	2,342,098	2,333,329
Wells Fargo Commercial Mortgage Trust Series 2017-SMP, Class A (1 month LIBOR + 0.750%) (A)(B)	2.794	12-15-34	6,805,000	6,807,026
Wells Fargo Mortgage Backed Securities Trust Series 2004-Z, Class 2A1 (F)	3.738	12-25-34	1,080,329	1,100,120
Worldwide Plaza Trust Series 2017-WWP, Class A (A)	3.526	11-10-36	5,960,000	5,880,444
U.S. Government Agency 0.4%				13,748,684
Federal National Mortgage Association
Series 2012-118, Class AI IO	3.500	11-25-37	5,694,182	619,510
Series 2014-C02, Class 1M1 (1 month LIBOR + 0.950%) (B)	2.910	05-25-24	1,006,681	1,009,121
Series 2016-C03, Class 1M1 (1 month LIBOR + 2.000%) (B)	3.960	10-25-28	3,446,042	3,491,451
Series 2016-C05, Class 2M1 (1 month LIBOR + 1.350%) (B)	3.310	01-25-29	2,092,385	2,101,788
Series 2016-C07, Class 2M1 (1 month LIBOR + 1.300%) (B)	3.260	05-25-29	2,464,417	2,473,324
26	JOHN HANCOCK INCOME FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date	Par value^	Value
U.S. Government Agency (continued)
Series 402, Class 3 IO	4.000	11-25-39	1,373,558	$281,844
Series 402, Class 7 IO	4.500	11-25-39	2,593,542	575,352
Series 406, Class 3 IO	4.000	01-25-41	3,358,176	723,515
Series 407, Class 4 IO	4.500	03-25-41	4,946,151	1,136,760
Series 407, Class 7 IO	5.000	03-25-41	4,052,960	867,072

Series 407, Class 8 IO	5.000	03-25-41	2,118,381	468,947
Asset backed securities 4.3%				$148,319,581
(Cost $147,902,184)
Asset backed securities 4.3%				148,319,581
AccessLex Institute Series 2007-A, Class A3 (3 month LIBOR + 0.300%) (B)	2.630	05-25-36	8,070,812	7,978,929
Coinstar Funding LLC Series 2017-1A, Class A2 (A)	5.216	04-25-47	10,989,000	11,240,471
DB Master Finance LLC
Series 2015-1A, Class A2II (A)	3.980	02-20-45	18,459,900	18,500,881
Series 2017-1A, Class A2II (A)	4.030	11-20-47	10,318,150	10,287,196
Domino's Pizza Master Issuer LLC
Series 2015-1A, Class A2II (A)	4.474	10-25-45	8,540,700	8,782,914
Series 2017-1A, Class A2II (A)	3.082	07-25-47	9,157,798	8,953,029
EquiFirst Mortgage Loan Trust Series 2015-1, Class M2 (1 month LIBOR + 0.675%) (B)	2.635	04-25-35	2,698,729	2,703,274
FOCUS Brands Funding LLC Series 2017-1A, Class A2I (A)	3.857	04-30-47	2,717,550	2,725,105
GSAA Home Equity Trust Series 2005-MTR1, Class A4 (1 month LIBOR + 0.370%) (B)	2.330	10-25-35	4,471,999	4,428,408
Hardee's Funding LLC Series 2013-1A, Class A2 (A)	4.474	03-20-43	8,352,149	8,372,081
Home Equity Asset Trust Series 2003-1, Class M1 (1 month LIBOR + 1.500%) (B)	3.460	06-25-33	1,115,486	1,141,231
Home Partners of America Trust Series 2018-1, Class A (1 month LIBOR + 0.900%) (A)(B)	2.834	07-17-37	5,525,000	5,530,734
Taco Bell Funding LLC Series 2016-1A, Class A23 (A)	4.970	05-25-46	12,903,500	13,327,509
Towd Point Mortgage Trust
Series 2017-1, Class A1 (A)(F)	2.750	10-25-56	5,405,001	5,311,872
Series 2017-2, Class A1 (A)(F)	2.750	04-25-57	4,427,257	4,364,422
Series 2017-3, Class A1 (A)(F)	2.750	07-25-57	2,818,222	2,775,390
Series 2017-5, Class A1 (1 month LIBOR + 0.600%) (A)(B)	2.560	02-25-57	9,422,836	9,448,120
Verizon Owner Trust Series 2016-1A, Class A (A)	1.420	01-20-21	6,391,000	6,345,321
Wendy's Funding LLC
Series 2015-1A, Class A2II (A)	4.080	06-15-45	12,299,625	12,414,749
Series 2018-1A, Class A2I (A)	3.573	03-15-48	3,775,538	3,687,945

SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK INCOME FUND	27

	Shares	Value
Common stocks 0.0%		$0
(Cost $3,539,176)
Consumer discretionary 0.0%		0
Media 0.0%

Vertis Holdings, Inc. (G)(H)	300,118	0
Preferred securities 5.7%		$195,675,023
(Cost $191,444,246)
Energy 0.5%		16,784,456
Oil, gas and consumable fuels 0.5%
Hess Corp., 8.000%	126,200	8,640,283
Kinder Morgan, Inc., 9.750%	248,753	8,144,173
Financials 3.7%		125,903,900
Banks 3.0%
First Tennessee Bank NA (Greater of 3 month LIBOR + 0.850% or 3.750%), 3.750% (A)(B)	18,420	14,367,600
M&T Bank Corp., Series A, 6.375%	7,985	8,048,880
M&T Bank Corp., Series C, 6.375%	962	971,620
Regions Financial Corp., 6.375%	401,920	10,256,998
Synovus Financial Corp., Series C (7.875% to 8-1-18, then 3 month LIBOR + 6.390%)	333,527	8,504,939
U.S. Bancorp (6.500% to 1-15-22, then 3 month LIBOR + 4.468%)	385,125	10,768,095
U.S. Bancorp (Greater of 3 month LIBOR + 1.020% or 3.500%), 3.500% (B)	21,257	19,589,601
Wells Fargo & Company (5.850% to 9-15-23, then 3 month LIBOR + 3.090%)	440,630	11,381,473
Wells Fargo & Company (6.625% to 3-15-24, then 3 month LIBOR + 3.690%)	156,415	4,296,720
Wells Fargo & Company, Series L, 7.500%	8,335	10,477,095
Zions Bancorporation (6.950% to 9-15-23, then 3 month LIBOR + 3.890%)	154,580	4,417,896
Diversified financial services 0.3%
AMG Capital Trust II, 5.150%	141,355	8,535,015
Insurance 0.4%
The Hartford Financial Services Group, Inc. (7.875% to 4-15-22, then 3 month LIBOR + 5.596%)	485,325	14,287,968
Health care 0.3%		11,044,334
Health care equipment and supplies 0.3%
Becton, Dickinson and Company, 6.125%	189,700	11,044,334
Industrials 0.1%		2,645,508
Machinery 0.1%
Stanley Black & Decker, Inc., 5.375%	24,880	2,645,508
28	JOHN HANCOCK INCOME FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
Real estate 0.2%		$7,871,547
Equity real estate investment trusts 0.2%
Crown Castle International Corp., Series A, 6.875%	7,545	7,871,547
Utilities 0.9%		31,425,278
Electric utilities 0.6%
NextEra Energy, Inc., 6.123%	242,675	13,735,405
NextEra Energy, Inc., 6.371%	96,395	7,072,501
Multi-utilities 0.3%
Dominion Energy, Inc., 6.750%	241,030	10,617,372

	Yield* (%)	Maturity date	Par value^	Value
Short-term investments 1.0%				$32,168,000
(Cost $32,168,000)
U.S. Government Agency 0.6%				18,744,000
Federal Agricultural Mortgage Corp. Discount Note	1.550	06-01-18	2,390,000	2,390,000
Federal Home Loan Bank Discount Note	1.500	06-01-18	16,354,000	16,354,000

	Par value^	Value
Repurchase agreement 0.4%		13,424,000
Barclays Tri-Party Repurchase Agreement dated 5-31-18 at 1.750% to be repurchased at $10,289,500 on 6-1-18, collateralized by $11,180,100 U.S. Treasury Notes, 1.375% due 8-31-23 (valued at $10,495,324, including interest)	10,289,000	10,289,000
Repurchase Agreement with State Street Corp. dated 5-31-18 at 0.740% to be repurchased at $3,135,064 on 6-1-18, collateralized by $3,290,000 U.S. Treasury Notes, 2.125% due 2-29-24 (valued at $3,201,154, including interest)	3,135,000	3,135,000

Total investments (Cost $3,508,247,816) 99.1%	$3,377,527,823
Other assets and liabilities, net 0.9%	30,895,099
Total net assets 100.0%	$3,408,422,922

The percentage shown for each investment category is the total value of the category as a percentage of the net assets of the fund.
^All par values are denominated in U.S. dollars unless otherwise indicated.
Currency Abbreviations
AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
COP	Colombian Peso
DKK	Danish Krone
EUR	Euro
GBP	Pound Sterling
IDR	Indonesian Rupiah
INR	Indian Rupee
KRW	Korean Won
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK INCOME FUND	29

MXN	Mexican Peso
MYR	Malaysian Ringgit
NOK	Norwegian Krone
NZD	New Zealand Dollar
PHP	Philippine Peso
SGD	Singapore Dollar
Security Abbreviations and Legend
BBSW	Bank Bill Swap Rate
EURIBOR	Euro Interbank Offered Rate
IO	Interest-Only Security - (Interest Tranche of Stripped Mortgage Pool). Rate shown is the annualized yield at the end of the period.
LIBOR	London Interbank Offered Rate
(A)	These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration. Rule 144A securities amounted to $983,081,140 or 28.8% of the fund's net assets as of 5-31-18.
(B)	Variable rate obligation. The coupon rate shown represents the rate at period end.
(C)	Perpetual bonds have no stated maturity date. Date shown as maturity date is next call date.
(D)	Term loans are variable rate obligations. The coupon rate shown represents the rate at period end.
(E)	This position represents an unsettled loan commitment at period end. Certain details associated with this purchase are not known prior to the settlement date, including coupon rate, which is disclosed as TBD (To Be Determined).
(F)	Variable or floating rate security, the interest rate of which adjusts periodically based on a weighted average of interest rates and prepayments on the underlying pool of assets. The interest rate shown is the current rate as of period end.
(G)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(H)	Non-income producing security.
*	Yield represents either the annualized yield at the date of purchase, the stated coupon rate or, for floating rate securities, the rate at period end.
30	JOHN HANCOCK INCOME FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

DERIVATIVES
FUTURES
Open contracts	Number of contracts	Position	Expiration date	Notional basis*	Notional value*	Unrealized appreciation (depreciation)
10-Year U.S. Treasury Note Futures	989	Short	Sep 2018	$(118,237,095)	$(119,112,688)	$(875,593)
5-Year U.S. Treasury Note Futures	2,028	Short	Sep 2018	(230,014,655)	(230,970,188)	(955,533)
German Euro BUND Futures	1,103	Short	Jun 2018	(203,882,756)	(209,073,492)	(5,190,736)
U.S. Treasury Long Bond Futures	560	Short	Sep 2018	(80,078,151)	(81,270,001)	(1,191,850)
						$(8,213,712)
* Notional basis refers to the contractual amount agreed upon at inception of open contracts; notional value represents the current value of the open contract.
FORWARD FOREIGN CURRENCY CONTRACTS
Contract to buy		Contract to sell		Counterparty (OTC)	Contractual settlement date	Unrealized appreciation	Unrealized depreciation
AUD	4,461,400	USD	3,379,256	State Street Bank and Trust Company	6/20/2018	—	$(5,018)
DKK	22,224,867	USD	3,693,201	HSBC Bank USA	6/20/2018	—	(198,070)
MXN	2,078,100,861	USD	109,545,174	State Street Bank and Trust Company	6/20/2018	—	(5,644,515)
NOK	69,070,067	USD	8,562,317	UBS AG	6/20/2018	—	(116,142)
NZD	50,770,184	AUD	47,397,500	Citibank N.A.	6/20/2018	—	(319,114)
NZD	55,588,163	AUD	51,887,682	HSBC Bank USA	6/20/2018	—	(343,547)
NZD	213,110,164	USD	153,247,403	Australia and New Zealand Banking Group	6/20/2018	—	(4,114,981)
NZD	49,589,110	USD	35,828,876	Citibank N.A.	6/20/2018	—	(1,126,898)
NZD	71,712,093	USD	51,753,060	Goldman Sachs Bank USA	6/20/2018	—	(1,569,633)
NZD	90,055,763	USD	64,746,149	HSBC Bank USA	6/20/2018	—	(1,725,999)
NZD	3,085,000	USD	2,224,223	State Street Bank and Trust Company	6/20/2018	—	(65,370)
SEK	188,123,287	USD	22,475,229	Citibank N.A.	6/20/2018	—	(1,117,597)
SEK	201,595,412	USD	24,149,488	State Street Bank and Trust Company	6/20/2018	—	(1,262,365)
SGD	6,430,000	USD	4,886,165	HSBC Bank USA	6/20/2018	—	(82,258)
SGD	13,056,629	USD	9,858,305	State Street Bank and Trust Company	6/20/2018	—	(103,586)
SGD	595,000	USD	442,272	UBS AG	6/20/2018	$2,257	—
USD	21,268,142	AUD	28,251,373	Goldman Sachs Bank USA	6/20/2018	—	(98,888)
USD	30,678,713	AUD	40,741,445	HSBC Bank USA	6/20/2018	—	(134,787)
USD	25,929,921	DKK	154,444,259	Citibank N.A.	6/20/2018	1,641,678	—
USD	24,661,578	GBP	17,665,000	HSBC Bank USA	6/20/2018	1,160,349	—
USD	29,375,000	MXN	540,244,731	Citibank N.A.	6/20/2018	2,363,903	—
USD	84,237,500	MXN	1,563,119,440	State Street Bank and Trust Company	6/20/2018	6,084,824	—
USD	8,865,784	NOK	69,070,067	UBS AG	6/20/2018	419,610	—
USD	64,224,137	NZD	91,925,000	Australia and New Zealand Banking Group	6/20/2018	2,353,125	—
USD	52,964,167	NZD	71,950,354	Barclays Bank PLC Wholesale	6/20/2018	2,614,007	—
USD	24,893,276	NZD	33,955,000	Goldman Sachs Bank USA	6/20/2018	1,131,897	—
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK INCOME FUND	31

FORWARD FOREIGN CURRENCY CONTRACTS (continued)
Contract to buy		Contract to sell		Counterparty (OTC)	Contractual settlement date	Unrealized appreciation	Unrealized depreciation
USD	232,857,566	NZD	320,202,368	HSBC Bank USA	6/20/2018	$8,783,058	—
USD	32,543,120	NZD	44,210,189	JPMorgan Chase Bank N.A.	6/20/2018	1,605,259	—
USD	47,614,717	NZD	64,678,794	Australia and New Zealand Banking Group	9/19/2018	—	$(114,863)
USD	47,586,089	SEK	389,718,699	State Street Bank and Trust Company	6/20/2018	3,341,334	—
USD	21,039,576	SGD	27,626,499	HSBC Bank USA	6/20/2018	399,585	—
						$31,900,886	$(18,143,631)

Derivatives Currency Abbreviations
AUD	Australian Dollar
DKK	Danish Krone
GBP	Pound Sterling
MXN	Mexican Peso
NOK	Norwegian Krone
NZD	New Zealand Dollar
SEK	Swedish Krona
SGD	Singapore Dollar
USD	U.S. Dollar
At 5-31-18, the aggregate cost of investments for federal income tax purposes was $3,454,712,629. Net unrealized depreciation aggregated to $71,641,263, of which $49,684,315 related to gross unrealized appreciation and $121,325,578 related to gross unrealized depreciation.
OTC is an abbreviation for over-the-counter. See Notes to financial statements regarding investment transactions and other derivatives information.
32	JOHN HANCOCK INCOME FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

Financial statements
STATEMENT OF ASSETS AND LIABILITIES 5-31-18

Assets
Unaffiliated investments, at value (Cost $3,508,247,816)	$3,377,527,823
Unrealized appreciation on forward foreign currency contracts	31,900,886
Cash	164,225
Foreign currency, at value (Cost $875,960)	861,949
Cash held at broker for futures contracts	9,218,490
Cash segregated at custodian for OTC derivative contracts	6,462,000
Dividends and interest receivable	33,974,911
Receivable for fund shares sold	1,927,048
Receivable for investments sold	32,208,512
Other assets	236,101
Total assets	3,494,481,945
Liabilities
Unrealized depreciation on forward foreign currency contracts	18,143,631
Payable for futures variation margin	365,264
Distributions payable	524,229
Payable for investments purchased	58,490,865
Payable for fund shares repurchased	7,272,541
Payable to affiliates
Accounting and legal services fees	444,119
Transfer agent fees	169,269
Distribution and service fees	22,165
Trustees' fees	4,785
Other liabilities and accrued expenses	622,155
Total liabilities	86,059,023
Net assets	$3,408,422,922
Net assets consist of
Paid-in capital	$3,587,353,857
Undistributed net investment income	55,275,691
Accumulated net realized gain (loss) on investments, futures contracts and foreign currency transactions	(108,754,898)
Net unrealized appreciation (depreciation) on investments, futures contracts and translation of assets and liabilities in foreign currencies	(125,451,728)
Net assets	$3,408,422,922

SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK INCOME FUND	33

STATEMENT OF ASSETS AND LIABILITIES  (continued)

Net asset value per share
Based on net asset value and shares outstanding - the fund has an unlimited number of shares authorized with no par value
Class A ($606,667,571 ÷ 97,121,395 shares) [1]	$6.25
Class B ($42,217,982 ÷ 6,758,372 shares) [1]	$6.25
Class C ($210,658,954 ÷ 33,722,332 shares) [1]	$6.25
Class I ($837,436,418 ÷ 134,320,928 shares)	$6.23
Class R1 ($9,636,918 ÷ 1,537,718 shares)	$6.27
Class R2 ($8,618,714 ÷ 1,381,570 shares)	$6.24
Class R3 ($7,645,822 ÷ 1,224,173 shares)	$6.25
Class R4 ($143,145,476 ÷ 22,908,356 shares)	$6.25
Class R5 ($17,035,684 ÷ 2,731,125 shares)	$6.24
Class R6 ($1,525,359,383 ÷ 244,426,788 shares)	$6.24
Maximum offering price per share
Class A (net asset value per share ÷ 96%)[2]	$6.51

[1]	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
[2]	On single retail sales of less than $100,000. On sales of $100,000 or more and on group sales the offering price is reduced.
34	JOHN HANCOCK INCOME FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS For the year ended  5-31-18

Investment income
Interest	$147,217,099
Dividends	13,635,095
Less foreign taxes withheld	(1,182,452)
Total investment income	159,669,742
Expenses
Investment management fees	13,409,322
Distribution and service fees	6,027,270
Accounting and legal services fees	955,064
Transfer agent fees	3,193,373
Trustees' fees	69,078
Custodian fees	861,232
State registration fees	194,267
Printing and postage	581,101
Professional fees	132,164
Other	119,424
Total expenses	25,542,295
Less expense reductions	(547,028)
Net expenses	24,995,267
Net investment income	134,674,475
Realized and unrealized gain (loss)
Net realized gain (loss) on
Unaffiliated investments and foreign currency transactions	33,275,295
Futures contracts	17,570,098
Forward foreign currency contracts	(63,465,682)
(12,620,289)
Change in net unrealized appreciation (depreciation) of
Unaffiliated investments and translation of assets and liabilities in foreign currencies	(128,404,950)
Futures contracts	(4,313,498)
Forward foreign currency contracts	17,980,510
(114,737,938)
Net realized and unrealized loss	(127,358,227)
Increase in net assets from operations	$7,316,248

SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK INCOME FUND	35

STATEMENTS OF CHANGES IN NET ASSETS

	Year ended 5-31-18	Year ended 5-31-17
Increase (decrease) in net assets
From operations
Net investment income	$134,674,475	$140,770,541
Net realized gain (loss)	(12,620,289)	23,620,690
Change in net unrealized appreciation (depreciation)	(114,737,938)	(17,039,815)
Increase in net assets resulting from operations	7,316,248	147,351,416
Distributions to shareholders
From net investment income
Class A	(19,133,651)	(23,532,069)
Class B	(1,338,964)	(1,890,281)
Class C	(6,610,221)	(8,346,672)
Class I	(59,504,767)	(103,332,197)
Class R1	(320,819)	(377,782)
Class R2	(282,353)	(371,095)
Class R3	(197,560)	(129,341)
Class R4	(4,676,333)	(4,371,625)
Class R5	(682,911)	(492,793)
Class R6	(41,779,349)	(8,239,233)
Total distributions	(134,526,928)	(151,083,088)
From fund share transactions	(1,093,157,575)	(338,463,744)
Total decrease	(1,220,368,255)	(342,195,416)
Net assets
Beginning of year	4,628,791,177	4,970,986,593
End of year	$3,408,422,922	$4,628,791,177
Undistributed net investment income	$55,275,691	$70,387,799
36	JOHN HANCOCK INCOME FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

Financial highlights
CLASS A SHARES Period ended	5-31-18	5-31-17	5-31-16	5-31-15	5-31-14
Per share operating performance
Net asset value, beginning of period	$6.47	$6.47	$6.56	$6.71	$6.78
Net investment income[1]	0.20	0.17	0.17	0.24	0.29
Net realized and unrealized gain (loss) on investments	(0.22)	0.02	(0.05)	(0.15)	(0.07)
Total from investment operations	(0.02)	0.19	0.12	0.09	0.22
Less distributions
From net investment income	(0.20)	(0.19)	(0.19)	(0.24)	(0.29)
From net realized gain	—	—	(0.02)	—	—
Total distributions	(0.20)	(0.19)	(0.21)	(0.24)	(0.29)
Net asset value, end of period	$6.25	$6.47	$6.47	$6.56	$6.71
Total return (%)[2,3]	(0.43)	2.95	1.82	1.30	3.36
Ratios and supplemental data
Net assets, end of period (in millions)	$607	$672	$913	$1,007	$1,258
Ratios (as a percentage of average net assets):
Expenses before reductions	0.80	0.81	0.82	0.82	0.86
Expenses including reductions	0.79	0.81	0.81	0.81	0.86
Net investment income	3.03	2.69	2.67	3.67	4.43
Portfolio turnover (%)	48	41	37	51	50

[1]	Based on average daily shares outstanding.
[2]	Does not reflect the effect of sales charges, if any.
[3]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK INCOME FUND	37

CLASS B SHARES Period ended	5-31-18	5-31-17	5-31-16	5-31-15	5-31-14
Per share operating performance
Net asset value, beginning of period	$6.47	$6.47	$6.56	$6.71	$6.78
Net investment income[1]	0.15	0.13	0.13	0.20	0.25
Net realized and unrealized gain (loss) on investments	(0.22)	0.01	(0.06)	(0.16)	(0.08)
Total from investment operations	(0.07)	0.14	0.07	0.04	0.17
Less distributions
From net investment income	(0.15)	(0.14)	(0.14)	(0.19)	(0.24)
From net realized gain	—	—	(0.02)	—	—
Total distributions	(0.15)	(0.14)	(0.16)	(0.19)	(0.24)
Net asset value, end of period	$6.25	$6.47	$6.47	$6.56	$6.71
Total return (%)[2,3]	(1.12)	2.24	1.12	0.59	2.64
Ratios and supplemental data
Net assets, end of period (in millions)	$42	$71	$98	$120	$147
Ratios (as a percentage of average net assets):
Expenses before reductions	1.50	1.51	1.52	1.52	1.56
Expenses including reductions	1.49	1.51	1.51	1.51	1.56
Net investment income	2.32	1.99	1.98	2.98	3.73
Portfolio turnover (%)	48	41	37	51	50

[1]	Based on average daily shares outstanding.
[2]	Does not reflect the effect of sales charges, if any.
[3]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
38	JOHN HANCOCK INCOME FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

CLASS C SHARES Period ended	5-31-18	5-31-17	5-31-16	5-31-15	5-31-14
Per share operating performance
Net asset value, beginning of period	$6.47	$6.47	$6.56	$6.71	$6.78
Net investment income[1]	0.15	0.13	0.13	0.20	0.25
Net realized and unrealized gain (loss) on investments	(0.22)	0.01	(0.06)	(0.16)	(0.08)
Total from investment operations	(0.07)	0.14	0.07	0.04	0.17
Less distributions
From net investment income	(0.15)	(0.14)	(0.14)	(0.19)	(0.24)
From net realized gain	—	—	(0.02)	—	—
Total distributions	(0.15)	(0.14)	(0.16)	(0.19)	(0.24)
Net asset value, end of period	$6.25	$6.47	$6.47	$6.56	$6.71
Total return (%)[2,3]	(1.12)	2.24	1.12	0.59	2.64
Ratios and supplemental data
Net assets, end of period (in millions)	$211	$320	$413	$479	$565
Ratios (as a percentage of average net assets):
Expenses before reductions	1.50	1.51	1.52	1.52	1.56
Expenses including reductions	1.49	1.51	1.51	1.51	1.56
Net investment income	2.32	2.00	1.98	2.97	3.73
Portfolio turnover (%)	48	41	37	51	50

[1]	Based on average daily shares outstanding.
[2]	Does not reflect the effect of sales charges, if any.
[3]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK INCOME FUND	39

CLASS I SHARES Period ended	5-31-18	5-31-17	5-31-16	5-31-15	5-31-14
Per share operating performance
Net asset value, beginning of period	$6.46	$6.46	$6.55	$6.69	$6.77
Net investment income[1]	0.21	0.19	0.19	0.26	0.31
Net realized and unrealized gain (loss) on investments	(0.23)	0.02	(0.06)	(0.14)	(0.08)
Total from investment operations	(0.02)	0.21	0.13	0.12	0.23
Less distributions
From net investment income	(0.21)	(0.21)	(0.20)	(0.26)	(0.31)
From net realized gain	—	—	(0.02)	—	—
Total distributions	(0.21)	(0.21)	(0.22)	(0.26)	(0.31)
Net asset value, end of period	$6.23	$6.46	$6.46	$6.55	$6.69
Total return (%)[2]	(0.29)	3.27	2.14	1.76	3.54
Ratios and supplemental data
Net assets, end of period (in millions)	$837	$3,080	$3,175	$1,357	$1,148
Ratios (as a percentage of average net assets):
Expenses before reductions	0.50	0.50	0.50	0.50	0.53
Expenses including reductions	0.49	0.49	0.50	0.50	0.53
Net investment income	3.31	3.02	2.96	3.97	4.75
Portfolio turnover (%)	48	41	37	51	50

[1]	Based on average daily shares outstanding.
[2]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
40	JOHN HANCOCK INCOME FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

CLASS R1 SHARES Period ended	5-31-18	5-31-17	5-31-16	5-31-15	5-31-14
Per share operating performance
Net asset value, beginning of period	$6.49	$6.49	$6.59	$6.73	$6.80
Net investment income[1]	0.17	0.15	0.15	0.22	0.27
Net realized and unrealized gain (loss) on investments	(0.22)	0.02	(0.07)	(0.15)	(0.07)
Total from investment operations	(0.05)	0.17	0.08	0.07	0.20
Less distributions
From net investment income	(0.17)	(0.17)	(0.16)	(0.21)	(0.27)
From net realized gain	—	—	(0.02)	—	—
Total distributions	(0.17)	(0.17)	(0.18)	(0.21)	(0.27)
Net asset value, end of period	$6.27	$6.49	$6.49	$6.59	$6.73
Total return (%)[2]	(0.77)	2.60	1.33	1.11	3.02
Ratios and supplemental data
Net assets, end of period (in millions)	$10	$13	$15	$15	$17
Ratios (as a percentage of average net assets):
Expenses before reductions	1.15	1.16	1.16	1.16	1.19
Expenses including reductions	1.14	1.15	1.15	1.15	1.19
Net investment income	2.67	2.36	2.33	3.32	4.09
Portfolio turnover (%)	48	41	37	51	50

[1]	Based on average daily shares outstanding.
[2]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK INCOME FUND	41

CLASS R2 SHARES Period ended	5-31-18	5-31-17	5-31-16	5-31-15	5-31-14
Per share operating performance
Net asset value, beginning of period	$6.46	$6.46	$6.55	$6.70	$6.77
Net investment income[1]	0.19	0.17	0.17	0.23	0.29
Net realized and unrealized gain (loss) on investments	(0.22)	0.01	(0.06)	(0.15)	(0.07)
Total from investment operations	(0.03)	0.18	0.11	0.08	0.22
Less distributions
From net investment income	(0.19)	(0.18)	(0.18)	(0.23)	(0.29)
From net realized gain	—	—	(0.02)	—	—
Total distributions	(0.19)	(0.18)	(0.20)	(0.23)	(0.29)
Net asset value, end of period	$6.24	$6.46	$6.46	$6.55	$6.70
Total return (%)[2]	(0.54)	2.86	1.58	1.35	3.34
Ratios and supplemental data
Net assets, end of period (in millions)	$9	$14	$11	$7	$3
Ratios (as a percentage of average net assets):
Expenses before reductions	0.90	0.91	0.90	0.91	0.91
Expenses including reductions	0.89	0.90	0.90	0.90	0.91
Net investment income	2.92	2.62	2.59	3.52	4.38
Portfolio turnover (%)	48	41	37	51	50

[1]	Based on average daily shares outstanding.
[2]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
42	JOHN HANCOCK INCOME FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

CLASS R3 SHARES Period ended	5-31-18	5-31-17	5-31-16	5-31-15	5-31-14
Per share operating performance
Net asset value, beginning of period	$6.47	$6.47	$6.56	$6.70	$6.78
Net investment income[1]	0.18	0.16	0.16	0.23	0.28
Net realized and unrealized gain (loss) on investments	(0.22)	0.01	(0.06)	(0.15)	(0.09)
Total from investment operations	(0.04)	0.17	0.10	0.08	0.19
Less distributions
From net investment income	(0.18)	(0.17)	(0.17)	(0.22)	(0.27)
From net realized gain	—	—	(0.02)	—	—
Total distributions	(0.18)	(0.17)	(0.19)	(0.22)	(0.27)
Net asset value, end of period	$6.25	$6.47	$6.47	$6.56	$6.70
Total return (%)[2]	(0.68)	2.71	1.60	1.20	2.97
Ratios and supplemental data
Net assets, end of period (in millions)	$8	$7	$3	$2	$4
Ratios (as a percentage of average net assets):
Expenses before reductions	1.05	1.06	1.04	1.06	1.09
Expenses including reductions	1.04	1.05	1.03	1.05	1.09
Net investment income	2.79	2.50	2.44	3.48	4.18
Portfolio turnover (%)	48	41	37	51	50

[1]	Based on average daily shares outstanding.
[2]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK INCOME FUND	43

CLASS R4 SHARES Period ended	5-31-18	5-31-17	5-31-16	5-31-15	5-31-14
Per share operating performance
Net asset value, beginning of period	$6.47	$6.47	$6.57	$6.71	$6.78
Net investment income[1]	0.20	0.19	0.18	0.25	0.30
Net realized and unrealized gain (loss) on investments	(0.22)	0.01	(0.06)	(0.14)	(0.07)
Total from investment operations	(0.02)	0.20	0.12	0.11	0.23
Less distributions
From net investment income	(0.20)	(0.20)	(0.20)	(0.25)	(0.30)
From net realized gain	—	—	(0.02)	—	—
Total distributions	(0.20)	(0.20)	(0.22)	(0.25)	(0.30)
Net asset value, end of period	$6.25	$6.47	$6.47	$6.57	$6.71
Total return (%)[2]	(0.28)	3.11	1.83	1.62	3.52
Ratios and supplemental data
Net assets, end of period (in millions)	$143	$145	$139	$45	$11
Ratios (as a percentage of average net assets):
Expenses before reductions	0.75	0.76	0.76	0.76	0.79
Expenses including reductions	0.64	0.65	0.65	0.65	0.69
Net investment income	3.18	2.86	2.82	3.74	4.58
Portfolio turnover (%)	48	41	37	51	50

[1]	Based on average daily shares outstanding.
[2]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
44	JOHN HANCOCK INCOME FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

CLASS R5 SHARES Period ended	5-31-18	5-31-17	5-31-16	5-31-15	5-31-14
Per share operating performance
Net asset value, beginning of period	$6.46	$6.46	$6.55	$6.70	$6.77
Net investment income[1]	0.22	0.20	0.20	0.27	0.32
Net realized and unrealized gain (loss) on investments	(0.22)	0.01	(0.06)	(0.16)	(0.08)
Total from investment operations	—	0.21	0.14	0.11	0.24
Less distributions
From net investment income	(0.22)	(0.21)	(0.21)	(0.26)	(0.31)
From net realized gain	—	—	(0.02)	—	—
Total distributions	(0.22)	(0.21)	(0.23)	(0.26)	(0.31)
Net asset value, end of period	$6.24	$6.46	$6.46	$6.55	$6.70
Total return (%)[2]	(0.09)	3.32	2.19	1.66	3.74
Ratios and supplemental data
Net assets, end of period (in millions)	$17	$20	$13	$11	$12
Ratios (as a percentage of average net assets):
Expenses before reductions	0.45	0.46	0.46	0.46	0.48
Expenses including reductions	0.44	0.45	0.45	0.45	0.48
Net investment income	3.38	3.09	3.03	4.03	4.79
Portfolio turnover (%)	48	41	37	51	50

[1]	Based on average daily shares outstanding.
[2]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK INCOME FUND	45

CLASS R6 SHARES Period ended	5-31-18	5-31-17	5-31-16	5-31-15	5-31-14
Per share operating performance
Net asset value, beginning of period	$6.46	$6.46	$6.56	$6.70	$6.77
Net investment income[1]	0.22	0.20	0.20	0.26	0.32
Net realized and unrealized gain (loss) on investments	(0.22)	0.02	(0.07)	(0.14)	(0.07)
Total from investment operations	—	0.22	0.13	0.12	0.25
Less distributions
From net investment income	(0.22)	(0.22)	(0.21)	(0.26)	(0.32)
From net realized gain	—	—	(0.02)	—	—
Total distributions	(0.22)	(0.22)	(0.23)	(0.26)	(0.32)
Net asset value, end of period	$6.24	$6.46	$6.46	$6.56	$6.70
Total return (%)[2]	(0.03)	3.39	2.10	1.87	3.81
Ratios and supplemental data
Net assets, end of period (in millions)	$1,525	$288	$191	$175	$9
Ratios (as a percentage of average net assets):
Expenses before reductions	0.40	0.41	0.41	0.41	0.44
Expenses including reductions	0.39	0.38	0.38	0.39	0.42
Net investment income	3.45	3.15	3.10	3.88	4.83
Portfolio turnover (%)	48	41	37	51	50

[1]	Based on average daily shares outstanding.
[2]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
46	JOHN HANCOCK INCOME FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

Notes to financial statements

Note 1 — Organization

John Hancock Income Fund (the fund) is a series of John Hancock Strategic Series (the Trust), an open-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the 1940 Act). The investment objective of the fund is to seek a high level of current income.

The fund may offer multiple classes of shares. The shares currently offered by the fund are detailed in the Statement of assets and liabilities. Class A and Class C shares are offered to all investors. Class B shares are closed to new investors. Class I shares are offered to institutions and certain investors. Class R1, Class R2, Class R3, Class R4 and Class R5 shares are available only to certain retirement and 529 plans. Class R6 shares are only available to certain retirement plans, institutions and other investors. Class B shares convert to Class A shares eight years after purchase. Class C shares convert to Class A shares ten years after purchase (certain exclusions may apply). Shareholders of each class have exclusive voting rights to matters that affect that class. The distribution and service fees, if any, and transfer agent fees for each class may differ.

Note 2 — Significant accounting policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (US GAAP), which require management to make certain estimates and assumptions as of the date of the financial statements. Actual results could differ from those estimates and those differences could be significant. The fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of US GAAP.

Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the fund:

Security valuation. Investments are stated at value as of the scheduled close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 p.m., Eastern Time. In case of emergency or other disruption resulting in the NYSE not opening for trading or the NYSE closing at a time other than the regularly scheduled close, the net asset value (NAV) may be determined as of the regularly scheduled close of the NYSE pursuant to the fund's Valuation Policies and Procedures.

In order to value the securities, the fund uses the following valuation techniques: Debt obligations are valued based on the evaluated prices provided by an independent pricing vendor or from broker-dealers. Independent pricing vendors utilize matrix pricing which takes into account factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, as well as broker supplied prices. Equity securities held by the fund are typically valued at the last sale price or official closing price on the exchange or principal market where the security trades. In the event there were no sales during the day or closing prices are not available, the securities are valued using the last available bid price. Futures contracts are typically valued at settlement prices, which are the official closing prices published by the exchange on which they trade. Foreign equity index futures that trade in the electronic trading market subsequent to the close of regular trading may be valued at the last traded price in the electronic trading market as of 4:00 P.M. ET, or may be fair valued based on fair value adjustment factors provided by an independent pricing vendor in order to adjust for events that may occur between the close of foreign exchanges or markets and the close of the NYSE. Foreign securities and currencies, including forward foreign currency contracts, are valued in U.S. dollars based on foreign currency exchange rates supplied by an independent pricing vendor.

In certain instances, the Pricing Committee may determine to value equity securities using prices obtained from another exchange or market if trading on the exchange or market on which prices are typically obtained did not open for trading as scheduled, or if trading closed earlier than scheduled, and trading occurred as normal on another exchange or market. Other portfolio securities and assets, for which reliable market quotations are not readily available, are valued at fair value as determined in good faith by the fund's Pricing Committee following procedures established by the Board of Trustees. The frequency with which these fair valuation procedures are used cannot be predicted and fair value of securities may differ significantly from the value that would have been used had a ready market for such securities existed.

ANNUAL REPORT   |   JOHN HANCOCK INCOME FUND       47

The fund uses a three-tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities. Level 2 includes securities valued using other significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the fund's own assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events or trends, changes in interest rates and credit quality. The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques and related inputs may result in transfers into or out of an assigned level within the disclosure hierarchy.

The following is a summary of the values by input classification of the fund's investments as of May 31, 2018, by major security category or type:

	Total value at 5-31-18	Level 1 quoted price	Level 2 significant observable inputs	Level 3 significant unobservable inputs
Investments in securities:
Assets
Foreign government obligations	$799,293,423	—	$799,293,423	—
Corporate bonds	1,453,016,977	—	1,453,016,977	—
Convertible bonds	49,779,867	—	49,779,867	—
Capital preferred securities	63,938,772	—	63,938,772	—
Term loans	322,231,907	—	322,231,907	—
Collateralized mortgage obligations	313,104,273	—	313,104,273	—
Asset backed securities	148,319,581	—	148,319,581	—
Common stocks	—	—	—	—
Preferred securities	195,675,023	$170,790,368	24,884,655	—
Short-term investments	32,168,000	—	32,168,000	—
Total investments in securities	$3,377,527,823	$170,790,368	$3,206,737,455	—
Derivatives:
Assets
Forward foreign currency contracts	$31,900,886	—	$31,900,886	—
Liabilities
Futures	(8,213,712)	$(3,022,976)	(5,190,736)	—
Forward foreign currency contracts	(18,143,631)	—	(18,143,631)	—

Repurchase agreements. The fund may enter into repurchase agreements. When the fund enters into a repurchase agreement, it receives collateral that is held in a segregated account by the fund's custodian, or for tri-party repurchase agreements, collateral is held at a third-party custodian bank in a segregated account for the benefit of the fund. The collateral amount is marked-to-market and monitored on a daily basis to ensure that the collateral held is in an amount not less than the principal amount of the repurchase agreement plus any accrued interest. Collateral received by the fund for repurchase agreements is disclosed in the Fund's investments as part of the caption related to the repurchase agreement.

Repurchase agreements are typically governed by the terms and conditions of the Master Repurchase Agreement and/or Global Master Repurchase Agreement (collectively, MRA). Upon an event of default, the non-defaulting party may close out all transactions traded under the MRA and net amounts owed. Absent an event of default, assets and liabilities resulting from repurchase agreements are not offset in the Statement of assets and liabilities. In the event of a default by the

ANNUAL REPORT   |   JOHN HANCOCK INCOME FUND       48

counterparty, realization of the collateral proceeds could be delayed, during which time the collateral value may decline or the counterparty may have insufficient assets to pay back claims resulting from close-out of the transactions.

Term loans (Floating rate loans). The fund may invest in term loans, which are debt securities and are often rated below investment grade at the time of purchase. Term loans are generally subject to legal or contractual restrictions on resale and generally have longer settlement periods than conventional debt securities. Term loans involve special types of risk, including credit risk, interest-rate risk, counterparty risk and risk associated with extended settlement. The liquidity of term loans, including the volume and frequency of secondary market trading in such loans, varies significantly over time and among individual loans. During periods of infrequent trading, valuing a term loan can be more difficult and buying and selling a term loan at an acceptable price can be more difficult and delayed, which could result in a loss.

The fund's ability to receive payments of principal, interest and other amounts in connection with term loans will depend primarily on the financial condition of the borrower. The fund's failure to receive scheduled payments on a term loan due to a default, bankruptcy or other reason would adversely affect the fund's income and would likely reduce the value of its assets. Transactions in loan investments typically take a significant amount of time (i.e., seven days or longer) to settle. This could pose a liquidity risk to the fund and, if the fund's exposure to such investments is substantial, could impair the fund's ability to meet redemptions. Because term loans may not be rated by independent credit rating agencies, a decision to invest in a particular loan could depend exclusively on the subadvisor's credit analysis of the borrower and/or term loan agents. There is greater risk that the fund may have limited rights to enforce the terms of an underlying loan than for other types of debt instruments.

Security transactions and related investment income. Investment security transactions are accounted for on a trade date plus one basis for daily NAV calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Interest income includes coupon interest and amortization/accretion of premiums/discounts on debt securities. Debt obligations may be placed in a non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful. Dividend income is recorded on the ex-date, except for dividends of foreign securities where the dividend may not be known until after the ex-date. In those cases, dividend income, net of withholding taxes, is recorded when the fund becomes aware of the dividends. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation.

Foreign investing. Assets, including investments and liabilities denominated in foreign currencies, are translated into U.S. dollar values each day at the prevailing exchange rate. Purchases and sales of securities, income and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on the value of securities is reflected as a component of the realized and unrealized gains (losses) on investments. Foreign investments are subject to a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.

Funds that invest internationally generally carry more risk than funds that invest strictly in U.S. securities. These risks are heightened for investments in emerging markets. Risks can result from differences in economic and political conditions, regulations, market practices (including higher transaction costs), accounting standards and other factors.

Foreign taxes. The fund may be subject to withholding tax on income, capital gains or repatriation taxes imposed by certain countries, a portion of which may be recoverable. Foreign taxes are accrued based upon the fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. Taxes are accrued based on gains realized by the fund as a result of certain foreign security sales. Estimated taxes are accrued based on unrealized appreciation of such securities. Investment income is recorded net of foreign withholding taxes, less any amounts reclaimable.

Line of credit. The fund may have the ability to borrow from banks for temporary or emergency purposes, including meeting redemption requests that otherwise might require the untimely sale of securities. Pursuant to the fund's custodian

ANNUAL REPORT   |   JOHN HANCOCK INCOME FUND       49

agreement, the custodian may loan money to the fund to make properly authorized payments. The fund is obligated to repay the custodian for any overdraft, including any related costs or expenses. The custodian may have a lien, security interest or security entitlement in any fund property that is not otherwise segregated or pledged, to the extent of any overdraft, and to the maximum extent permitted by law.

Effective June 29, 2017, the fund and other affiliated funds have entered into a syndicated line of credit agreement with Citibank, N.A. as the administrative agent that enables them to participate in a $750 million unsecured committed line of credit. Excluding commitments designated for a certain fund and subject to the needs of all other affiliated funds, the fund can borrow up to an aggregate commitment amount of $500 million, subject to asset coverage and other limitations as specified in the agreement. A commitment fee payable at the end of each calendar quarter, based on the average daily unused portion of the line of credit, is charged to each participating fund based on a combination of fixed and asset based allocations and is reflected in Other expenses on the Statement of operations. Prior to June 29, 2017, the fund had a similar agreement that enabled it to participate in a $1 billion unsecured committed line of credit. For the year ended May 31, 2018, the fund had no borrowings under either line of credit. Commitment fees for the year ended May 31, 2018 were $13,719.

Expenses. Within the John Hancock group of funds complex, expenses that are directly attributable to an individual fund are allocated to such fund. Expenses that are not readily attributable to a specific fund are allocated among all funds in an equitable manner, taking into consideration, among other things, the nature and type of expense and the fund's relative net assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Class allocations. Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the net assets of the class. Class-specific expenses, such as distribution and service fees, if any, and transfer agent fees, for all classes, are charged daily at the class level based on the net assets of each class and the specific expense rates applicable to each class.

Federal income taxes. The fund intends to continue to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.

For federal income tax purposes, as of May 31, 2018, the fund has a short-term capital loss carryforward of $78,667,370 and a long-term capital loss carryforward of $31,536,688 available to offset future net realized capital gains. These carryforwards do not expire.

As of May 31, 2018, the fund had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure. The fund's federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.

Distribution of income and gains. Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The fund generally declares dividends daily and pays them monthly. Capital gain distributions, if any, are typically distributed annually. The tax character of distributions for the years ended May 31, 2018 and 2017 was as follows:

	May 31, 2018	May 31, 2017
Ordinary Income	$134,526,928	$151,083,088

Distributions paid by the fund with respect to each class of shares are calculated in the same manner, at the same time and in the same amount, except for the effect of class level expenses that may be applied differently to each class. As of May 31, 2018, the components of distributable earnings on a tax basis consisted of $3,713,893 of undistributed ordinary income.

ANNUAL REPORT   |   JOHN HANCOCK INCOME FUND       50

Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from US GAAP. Distributions in excess of tax basis earnings and profits, if any, are reported in the fund's financial statements as a return of capital.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent period. Book-tax differences are primarily attributable to foreign currency transactions, derivative transactions, amortization and accretion on debt securities, and contingent payment debt instruments.

Note 3 — Derivative Instruments

The fund may invest in derivatives in order to meet its investment objective. Derivatives include a variety of different instruments that may be traded in the over-the-counter (OTC) market, on a regulated exchange or through a clearing facility. The risks in using derivatives vary depending upon the structure of the instruments, including the use of leverage, optionality, the liquidity or lack of liquidity of the contract, the creditworthiness of the counterparty or clearing organization and the volatility of the position. Some derivatives involve risks that are potentially greater than the risks associated with investing directly in the referenced securities or other referenced underlying instrument. Specifically, the fund is exposed to the risk that the counterparty to an OTC derivatives contract will be unable or unwilling to make timely settlement payments or otherwise honor its obligations. OTC derivatives transactions typically can only be closed out with the other party to the transaction.

Forward foreign currency contracts and certain options are typically traded through the OTC market. Certain forwards, options and swaps are regulated by the Commodity Futures Trading Commission. Derivative counterparty risk is managed through an ongoing evaluation of the creditworthiness of all potential counterparties and, if applicable, designated clearing organizations. The fund attempts to reduce its exposure to counterparty risk for derivatives traded in the OTC market, whenever possible, by entering into an International Swaps and Derivatives Association (ISDA) Master Agreement with each of its OTC counterparties. The ISDA gives each party to the agreement the right to terminate all transactions traded under the agreement if there is certain deterioration in the credit quality or contractual default of the other party, as defined in the ISDA. Upon an event of default or a termination of the ISDA, the non-defaulting party has the right to close out all transactions and to net amounts owed.

As defined by the ISDA, the fund may have collateral agreements with certain counterparties to mitigate counterparty risk on OTC derivatives. Subject to established minimum levels, collateral for OTC transactions is generally determined based on the net aggregate unrealized gain or loss on contracts with a particular counterparty. Collateral pledged to the fund is held in a segregated account by a third-party agent or held by the custodian bank for the benefit of the fund and can be in the form of cash or debt securities issued by the U.S. government or related agencies; collateral posted by the fund for OTC transactions is held in a segregated account at the fund's custodian and is noted in the accompanying fund's investments, or if cash is posted, on the Statement of assets and liabilities. The fund's risk of loss due to counterparty risk is equal to the asset value of outstanding contracts offset by collateral received.

Futures are traded or cleared on an exchange. Exchange-traded transactions generally present less counterparty risk to a fund than OTC transactions. The exchange stands between the fund and the broker to the contract and therefore, credit risk is generally limited to the failure of the exchange and the clearing member.

Collateral or margin requirements for exchange-traded derivatives are set by the broker or applicable clearinghouse. Margin for exchange-traded is detailed in the Statements of assets and liabilities as Cash held at broker for futures contracts.

Futures. A futures contract is a contractual agreement to buy or sell a particular currency or financial instrument at a pre-determined price in the future. Risks related to the use of futures contracts include possible illiquidity of the futures markets, contract prices that can be highly volatile and imperfectly correlated to movements in the underlying financial instrument and potential losses in excess of the amounts recognized on the Statement of assets and liabilities. Use of long futures

ANNUAL REPORT   |   JOHN HANCOCK INCOME FUND       51

contracts subjects the fund to the risk of loss up to the notional value of the futures contracts. Use of short futures contracts subjects the fund to unlimited risk of loss.

Upon entering into a futures contract, the fund is required to deposit initial margin with the broker in the form of cash or securities. The amount of required margin is generally based on a percentage of the contract value; this amount is the initial margin for the trade. The margin deposit must then be maintained at the established level over the life of the contract. Futures margin receivable / payable is included on the Statement of assets and liabilities. Futures contracts are marked-to-market daily and an appropriate payable or receivable for the change in value (variation margin) and unrealized gain or loss is recorded by the fund. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

During the year ended May 31, 2018, the fund used futures contracts to manage duration of the fund. The fund held futures contracts with notional values ranging from $604.0 million to $938.9 million, as measured at each quarter end.

Forward foreign currency contracts. A forward foreign currency contract is an agreement between two parties to buy and sell specific currencies at a price that is set on the date of the contract. The forward contract calls for delivery of the currencies on a future date that is specified in the contract. Risks related to the use of forwards include the possible failure of counterparties to meet the terms of the forward agreement, the failure of the counterparties to timely post collateral if applicable, the risk that currency movements will not favor the fund thereby reducing the fund's total return, and the potential for losses in excess of the amounts recognized on the Statement of assets and liabilities.

The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked-to-market daily and the change in value is recorded by the fund as an unrealized gain or loss. Realized gains or losses, equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed, are recorded upon delivery or receipt of the currency or settlement with the counterparty.

During the year ended May 31, 2018, the fund used forward foreign currency contracts to manage against anticipated changes in currency exchange rates. The fund held forward foreign currency contracts with U.S. Dollar notional values ranging from $1.3 billion to $2.3 billion, as measured at each quarter end.

Options. There are two types of options, put options and call options. Options are traded either OTC or on an exchange. A call option gives the purchaser of the option the right to buy (and the seller the obligation to sell) the underlying instrument at the exercise price. A put option gives the purchaser of the option the right to sell (and the writer the obligation to buy) the underlying instrument at the exercise price. Writing puts and buying calls may increase the fund's exposure to changes in the value of the underlying instrument. Buying puts and writing calls may decrease the fund's exposure to such changes. Risks related to the use of options include the loss of premiums, possible illiquidity of the options markets, trading restrictions imposed by an exchange and movements in underlying security values, and for written options, potential losses in excess of the amounts recognized on the Statement of assets and liabilities. In addition, OTC options are subject to the risks of all OTC derivatives contracts.

When the fund purchases an option, the premium paid by the fund is included in the portfolio of investments and subsequently "marked-to-market" to reflect current market value. If the purchased option expires, the fund realizes a loss equal to the cost of the option. If the fund exercises a call option, the cost of the securities acquired by exercising the call is increased by the premium paid to buy the call. If the fund exercises a put option, it realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are decreased by the premium paid. When the fund writes an option, the premium received is included as a liability and subsequently "marked-to-market" to reflect the current market value of the option written. Premiums received from writing options that expire unexercised are recorded as realized gains. Premiums received from writing options which are exercised or are closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. If a put option on a security is exercised, the premium received reduces the cost basis of the securities purchased by the fund.

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During the year ended May 31, 2018, the fund used purchased options contracts to manage against anticipated currency exchange rates. The fund held purchased options contracts with market values ranging up to approximately $175,000 as measured at each quarter end.

Fair value of derivative instruments by risk category

The table below summarizes the fair value of derivatives held by the fund at May 31, 2018 by risk category:

Risk	Statement of assets and liabilities location	Financial instruments location	Assets derivatives fair value	Liabilities derivatives fair value
Interest rate	Receivable/payable for futures variation margin	Futures†	—	($8,213,712)
Foreign currency	Unrealized appreciation / depreciation on forward foreign currency contracts	Forward foreign currency contracts	$31,900,886	(18,143,631)
Total			$31,900,886	($26,357,343)
† Reflects cumulative appreciation/depreciation on futures as disclosed in Fund's investments. Only the period end variation margin is separately disclosed on the Statement of assets and liabilities.

For financial reporting purposes, the portfolio does not offset OTC derivative assets or liabilities that are subject to master netting arrangements, as defined by the ISDAs, in the Statement of assets and liabilities. In the event of default by the counterparty or a termination of the agreement, the ISDA allows an offset of amounts across the various transactions between the fund and the applicable counterparty.

Effect of derivative instruments on the Statement of operations

The table below summarizes the net realized gain (loss) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the year ended May 31, 2018:

Statement of operations location - net realized gain (loss) on:
Risk	Unaffiliated investments and foreign currency transactions [1]	Futures contracts	Forward foreign currency contracts	Total
Foreign currency	($1,206,208)	—	($63,465,682)	($64,671,890)
Interest rate	—	$17,570,098	—	17,570,098
Total	($1,206,208)	$17,570,098	($63,465,682)	($47,101,792)
[1] Realized gain/loss associated with purchased options is included in this caption on the Statement of operations.

The table below summarizes the net change in unrealized appreciation (depreciation) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the year ended May 31, 2018:

Statement of operations location - change in net unrealized appreciation (depreciation) of:
Risk	Unaffiliated investments and translation of assets and liabilities in foreign currencies [1]	Futures contracts	Forward foreign currency contracts	Total
Foreign currency	$1,031,244	—	$17,980,510	$19,011,754
Interest rate	—	($4,313,498)	—	(4,313,498)
Total	$1,031,244	($4,313,498)	$17,980,510	$14,698,256
[1] Change in unrealized appreciation/depreciation associated with purchased options is included in this caption on the Statement of operations.

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Note 4 — Guarantees and indemnifications

Under the Trust's organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust, including the fund. Additionally, in the normal course of business, the fund enters into contracts with service providers that contain general indemnification clauses. The fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the fund that have not yet occurred. The risk of material loss from such claims is considered remote.

Note 5 — Fees and transactions with affiliates

John Hancock Advisers, LLC (the Advisor) serves as investment advisor for the fund. John Hancock Funds, LLC (the Distributor), an affiliate of the Advisor, serves as principal underwriter of the fund. The Advisor and the Distributor are indirect, wholly owned subsidiaries of Manulife Financial Corporation (MFC).

Management fee. The fund has an investment management agreement with the Advisor under which the fund pays a daily management fee to the Advisor equivalent on an annual basis to the sum of: (a) 0.60% of the first $100 million of the fund's average daily net assets; (b) 0.45% of the next $150 million of the fund's average daily net assets; (c) 0.40% of the next $250 million of the fund's average daily net assets; (d) 0.35% of the next $150 million of the fund's average daily net assets; and (e) 0.30% of the fund's average daily net assets in excess of $650 million. The Advisor has a subadvisory agreement with John Hancock Asset Management a division of Manulife Asset Management (US) LLC, an indirectly owned subsidiary of MFC and an affiliate of the Advisor. The fund is not responsible for payment of the subadvisory fees.

The Advisor has contractually agreed to waive a portion of its management fee and/or reimburse expenses for certain funds of the John Hancock group of funds complex, including the fund (the participating portfolios). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund. During the year ended May 31, 2018, this waiver amounted to 0.01% of the fund's average net assets. This arrangement may be amended or terminated at any time by the Advisor upon notice to the fund and with the approval of the Board of Trustees.

Prior to October 1, 2017, the Advisor contractually agreed to waive and/or reimburse all class-specific expenses for Class R6 shares of the fund, to the extent they exceeded 0.00% of average annual net assets attributable to Class R6 shares.

For the year ended May 31, 2018, the expense reductions amounted to the following:

Class	Expense reduction	Class	Expense reduction
Class A	$52,992	Class R3	$598
Class B	4,822	Class R4	12,365
Class C	23,828	Class R5	1,701
Class I	150,238	Class R6	151,338
Class R1	1,007	Total	$399,698
Class R2	809

Expenses waived or reimbursed in the current fiscal period are not subject to recapture in future fiscal periods.

The investment management fees incurred for the year ended May 31, 2018 were equivalent to a net annual effective rate of 0.31% of the fund's average daily net assets.

Accounting and legal services. Pursuant to a service agreement, the fund reimburses the Advisor for all expenses associated with providing the administrative, financial, legal, compliance, accounting and recordkeeping services to the fund, including the preparation of all tax returns, periodic reports to shareholders and regulatory reports, among other services. These expenses are allocated to each share class based on its relative net assets at the time the expense was incurred. These accounting and legal services fees incurred for the year ended May 31, 2018 amounted to an annual rate of 0.02% of the fund's average daily net assets.

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Distribution and service plans. The fund has a distribution agreement with the Distributor. The fund has adopted distribution and service plans with respect to Class A, Class B, Class C, Class R1, Class R2, Class R3 and Class R4 shares pursuant to Rule 12b-1 under the 1940 Act, to pay the Distributor for services provided as the distributor of shares of the fund. In addition, under a service plan for Class R1, Class R2, Class R3, Class R4 and Class R5, the fund pays for certain other services. The fund may pay up to the following contractual rates of distribution and service fees under these arrangements, expressed as an annual percentage of average daily net assets for each class of the fund's shares:

Class	Rule 12b-1 fee	Service fee	Class	Rule 12b-1 fee	Service fee
Class A	0.30%	—	Class R2	0.25%	0.25%
Class B	1.00%	—	Class R3	0.50%	0.15%
Class C	1.00%	—	Class R4	0.25%	0.10%
Class R1	0.50%	0.25%	Class R5	—	0.05%

The fund's Distributor has contractually agreed to waive 0.10% of Rule12b-1 fees for Class R4 shares. The current waiver agreement expires on September 30, 2018, unless renewed by mutual agreement of the fund and the Distributor based upon a determination that this is appropriate under the circumstances at the time. This contractual waiver amounted to $147,330 for Class R4 shares for the year ended May 31, 2018.

Sales charges. Class A shares are assessed up-front sales charges, which resulted in payments to the Distributor amounting to $383,212 for the year ended May 31, 2018. Of this amount, $52,333 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $299,220 was paid as sales commissions to broker-dealers and $31,659 was paid as sales commissions to sales personnel of Signator Investors, Inc., a broker-dealer affiliate of the Advisor.

Class A, Class B and Class C shares may be subject to contingent deferred sales charges (CDSCs). Certain Class A shares that are acquired through purchases of $1 million or more and are redeemed within one year of purchase are subject to a 1.00% sales charge. Class B shares that are redeemed within six years of purchase are subject to CDSCs, at declining rates, beginning at 5.00%. Class C shares that are redeemed within one year of purchase are subject to a 1.00% CDSC. CDSCs are applied to the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from CDSCs are used to compensate the Distributor for providing distribution-related services in connection with the sale of these shares. During the year ended May 31, 2018, CDSCs received by the Distributor amounted to $3,739, $35,886 and $8,024 for Class A, Class B and Class C shares, respectively.

Transfer agent fees. The John Hancock Group of Funds has a complex-wide transfer agent agreement with John Hancock Signature Services, Inc. (Signature Services), an affiliate of the Advisor. The transfer agent fees paid to Signature Services are determined based on the cost to Signature Services (Signature Services Cost) of providing recordkeeping services. It also includes out-of-pocket expenses, including payments made to third-parties for recordkeeping services provided to their clients who invest in one or more John Hancock funds. In addition, Signature Services Cost may be reduced by certain fees that Signature Services receives in connection with retirement and small accounts. Signature Services Cost is calculated monthly and allocated, as applicable, to five categories of share classes: Retail Share and Institutional Share Classes of Non-Municipal Bond Funds, Class R6 Shares, Retirement Share Classes and Municipal Bond Share Classes. Within each of these categories, the applicable costs are allocated to the affected John Hancock affiliated funds and/or classes, based on the relative average daily net assets.

Class level expenses. Class level expenses for the year ended May 31, 2018 were:

	Distribution and service fees	Transfer agent fees
Class A	$1,896,114	$689,067
Class B	576,506	62,983
Class C	2,844,874	310,369

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	Distribution and service fees	Transfer agent fees
Class I	—	$1,959,055
Class R1	$90,171	1,449
Class R2	48,400	1,153
Class R3	46,061	857
Class R4	515,165	17,758
Class R5	9,979	2,452
Class R6	—	148,230
Total	$6,027,270	$3,193,373

Trustee expenses. The fund compensates each Trustee who is not an employee of the Advisor or its affiliates. The costs of paying Trustee compensation and expenses are allocated to the fund based on its net assets relative to other funds within the John Hancock group of funds complex.

Interfund lending program. Pursuant to an Exemptive Order issued by the SEC, the fund(s), along with certain other funds advised by the Advisor or its affiliates, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, no interfund loans were outstanding. The fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or lender	Weighted average loan balance	Days outstanding	Weighted average interest rate	Interest income
Lender	$2,749,130	3	1.250%	$286

Note 6 — Fund share transactions

Transactions in fund shares for the years ended May 31, 2018 and 2017 were as follows:

		Year ended 5-31-18		Year ended 5-31-17
	Shares	Amount	Shares	Amount
Class A Shares
Sold	17,201,850	$110,012,055	13,486,507	$87,245,033
Distributions reinvested	2,629,196	16,904,829	3,300,025	21,366,420
Repurchased	(26,549,463)	(170,884,535)	(54,050,559)	(348,569,343)
Net decrease	(6,718,417)	$(43,967,651)	(37,264,027)	$(239,957,890)
Class B Shares
Sold	37,703	$242,998	90,534	$585,866
Distributions reinvested	187,885	1,209,433	259,113	1,677,873
Repurchased	(4,446,193)	(28,637,515)	(4,546,324)	(29,371,459)
Net decrease	(4,220,605)	$(27,185,084)	(4,196,677)	$(27,107,720)
Class C Shares
Sold	1,205,231	$7,775,484	2,295,543	$14,894,380
Distributions reinvested	927,671	5,967,773	1,094,768	7,086,580
Repurchased	(17,866,186)	(114,202,394)	(17,780,529)	(114,839,142)
Net decrease	(15,733,284)	$(100,459,137)	(14,390,218)	$(92,858,182)

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		Year ended 5-31-18		Year ended 5-31-17
	Shares	Amount	Shares	Amount
Class I Shares
Sold	46,502,079	$299,786,118	127,055,771	$821,163,860
Distributions reinvested	8,697,678	55,949,552	9,692,073	62,615,486
Repurchased	(398,000,139)	(2,559,425,999)	(151,407,305)	(976,501,725)
Net decrease	(342,800,382)	$(2,203,690,329)	(14,659,461)	$(92,722,379)
Class R1 Shares
Sold	416,209	$2,694,261	564,978	$3,672,915
Distributions reinvested	40,303	260,016	46,790	303,834
Repurchased	(902,917)	(5,814,004)	(941,860)	(6,106,309)
Net decrease	(446,405)	$(2,859,727)	(330,092)	$(2,129,560)
Class R2 Shares
Sold	407,737	$2,630,942	885,447	$5,737,775
Distributions reinvested	35,768	229,683	50,592	326,886
Repurchased	(1,226,709)	(7,935,357)	(423,200)	(2,723,925)
Net increase (decrease)	(783,204)	$(5,074,732)	512,839	$3,340,736
Class R3 Shares
Sold	429,477	$2,766,886	768,251	$4,955,653
Distributions reinvested	30,742	197,467	19,939	128,806
Repurchased	(247,025)	(1,592,627)	(246,413)	(1,587,400)
Net increase	213,194	$1,371,726	541,777	$3,497,059
Class R4 Shares
Sold	3,650,757	$23,537,956	3,760,286	$24,345,798
Distributions reinvested	727,062	4,674,107	674,838	4,369,156
Repurchased	(3,820,954)	(24,604,830)	(3,545,607)	(22,922,025)
Net increase	556,865	$3,607,233	889,517	$5,792,929
Class R5 Shares
Sold	1,334,055	$8,575,898	2,051,090	$13,229,501
Distributions reinvested	104,593	671,824	75,557	487,829
Repurchased	(1,728,576)	(11,100,164)	(1,192,150)	(7,680,023)
Net increase (decrease)	(289,928)	$(1,852,442)	934,497	$6,037,307
Class R6 Shares
Sold	318,409,833	$2,050,624,753	22,772,471	$147,708,151
Distributions reinvested	3,218,992	20,517,185	1,264,171	8,164,365
Repurchased	(121,805,225)	(784,189,370)	(8,988,783)	(58,228,560)
Net increase	199,823,600	$1,286,952,568	15,047,859	$97,643,956
Total net decrease	(170,398,566)	$(1,093,157,575)	(52,913,986)	$(338,463,744)

Note 7 — Purchase and sale of securities

Purchases and sales of securities, other than short-term investments, amounted to $1,966,495,004 and $3,061,304,358, respectively, for the year ended May 31, 2018.

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Note 8 — New accounting pronouncement

In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) 2017-08, Premium Amortization on Purchased Callable Debt Securities, which shortens the premium amortization period for purchased non-contingently callable debt securities. The standard is effective for annual periods beginning after December 15, 2018 and interim periods within those fiscal years. At this time, management is evaluating the impact of ASU 2017-08 to the fund.

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of John Hancock Strategic Series and Shareholders of John Hancock Income Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the fund's investments, of John Hancock Income Fund (the "Fund") as of May 31, 2018, the related statement of operations for the year ended May 31, 2018, the statements of changes in net assets for each of the two years in the period ended May 31, 2018, including the related notes, and the financial highlights for each of the five years in the period ended May 31, 2018 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of May 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended May 31, 2018 and the financial highlights for each of the five years in the period ended May 31, 2018 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of May 31, 2018 by correspondence with the custodian, agent banks and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

July 16, 2018

We have served as the auditor of one or more investment companies in the John Hancock group of funds since 1988.

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TAX INFORMATION

Unaudited

For federal income tax purposes, the following information is furnished with respect to the distributions of the fund, if any, paid during its taxable year ended May 31, 2018.

The fund reports the maximum amount allowable of its net taxable income as eligible for the corporate dividends-received deduction.

The fund reports the maximum amount allowable of its net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003.

Eligible shareholders will be mailed a 2018 Form 1099-DIV in early 2019. This will reflect the tax character of all distributions paid in calendar year 2018.

Please consult a tax advisor regarding the tax consequences of your investment in the fund.

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Trustees and Officers

This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the fund and execute policies formulated by the Trustees.

Independent Trustees

Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Hassell H. McClellan, Born: 1945	2012	216
Trustee and Chairperson of the Board
Director/Trustee, Virtus Funds (since 2008); Director, The Barnes Group (since 2010); Associate Professor, The Wallace E. Carroll School of Management, Boston College (retired 2013). Trustee (since 2014) and Chairperson of the Board (since 2017), John Hancock Collateral Trust; Trustee (since 2015) and Chairperson of the Board (since 2017), John Hancock Exchange-Traded Fund Trust; Trustee (since 2012) and Chairperson of the Board (since 2017), John Hancock retail funds[3]; Trustee (2005-2006 and since 2012) and Chairperson of the Board (since 2017), John Hancock Funds III; Trustee (since 2005) and Chairperson of the Board (since 2017), John Hancock Variable Insurance Trust and John Hancock Funds II.

Charles L. Bardelis,[2] Born: 1941	2012	216
Trustee
Director, Island Commuter Corp. (marine transport). Trustee, John Hancock Collateral Trust (since 2014), Trustee, John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Funds III (2005-2006 and since 2012); Trustee, John Hancock Variable Insurance Trust (since 1988); Trustee, John Hancock Funds II (since 2005).

James R. Boyle, Born: 1959	2015	216
Trustee
Chief Executive Officer, Foresters Financial (since 2018); Chairman and Chief Executive Officer, Zillion Group, Inc. (formerly HealthFleet, Inc.) (healthcare) (2014-2018); Executive Vice President and Chief Executive Officer, U.S. Life Insurance Division of Genworth Financial, Inc. (insurance) (January 2014-July 2014); Senior Executive Vice President, Manulife Financial Corporation, President and Chief Executive Officer, John Hancock (1999-2012); Chairman and Director, John Hancock Advisers, LLC, John Hancock Funds, LLC, and John Hancock Investment Management Services, LLC (2005-2010). Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (2005-2010; 2012-2014 and since 2015); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (2005-2014 and since 2015).

Peter S. Burgess,[2] Born: 1942	2012	216
Trustee
Consultant (financial, accounting, and auditing matters) (since 1999); Certified Public Accountant; Partner, Arthur Andersen (independent public accounting firm) (prior to 1999); Director, Lincoln Educational Services Corporation (since 2004); Director, Symetra Financial Corporation (2010-2016); Director, PMA Capital Corporation (2004-2010). Trustee, John Hancock Collateral Trust (since 2014); Trustee, John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Funds III (2005-2006 and since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2005).

William H. Cunningham, Born: 1944	2005	216
Trustee
Professor, University of Texas, Austin, Texas (since 1971); former Chancellor, University of Texas System and former President of the University of Texas, Austin, Texas; Chairman (since 2009) and Director (since 2006), Lincoln National Corporation (insurance); Director, Southwest Airlines (since 2000); former Director, LIN Television (2009-2014). Trustee, John Hancock retail funds[3] (since 1986); Trustee, John Hancock Variable Insurance Trust (since 2012); Trustee, John Hancock Funds II (2005-2006 and since 2012); Trustee, John Hancock Collateral Trust (since 2014); Trustee, John Hancock Exchange-Traded Fund Trust (since 2015).

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Independent Trustees (continued)

Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Grace K. Fey, Born: 1946	2012	216
Trustee
Chief Executive Officer, Grace Fey Advisors (since 2007); Director and Executive Vice President, Frontier Capital Management Company (1988-2007); Director, Fiduciary Trust (since 2009). Trustee, John Hancock Collateral Trust (since 2014); Trustee, John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2008).

Theron S. Hoffman,[2] Born: 1947	2012	216
Trustee
Chief Executive Officer, T. Hoffman Associates, LLC (consulting firm) (since 2003); Director, The Todd Organization (consulting firm) (2003-2010); President, Westport Resources Management (investment management consulting firm) (2006-2008); Board Member, Senior Managing Director, Partner, and Operating Head, Putnam Investments (2000-2003); Executive Vice President, The Thomson Corp. (financial and legal information publishing) (1997-2000). Trustee, John Hancock Collateral Trust (since 2014); Trustee, John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2008).

Deborah C. Jackson, Born: 1952	2008	216
Trustee
President, Cambridge College, Cambridge, Massachusetts (since 2011); Board of Directors, National Association of Corporate Directors/New England (since 2015); Board of Directors, Association of Independent Colleges and Universities of Massachusetts (since 2014); Chief Executive Officer, American Red Cross of Massachusetts Bay (2002-2011); Board of Directors of Eastern Bank Corporation (since 2001); Board of Directors of Eastern Bank Charitable Foundation (since 2001); Board of Directors of American Student Assistance Corporation (1996-2009); Board of Directors of Boston Stock Exchange (2002-2008); Board of Directors of Harvard Pilgrim Healthcare (health benefits company) (2007-2011). Trustee, John Hancock retail funds[3] (since 2008); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust (since 2014); and Trustee, John Hancock Exchange-Traded Fund Trust (since 2015).

James M. Oates, Born: 1946	2012	216

Trustee
Managing Director, Wydown Group (financial consulting firm) (since 1994); Chairman and Director, Emerson Investment Management, Inc. (2000-2015); Independent Chairman, Hudson Castle Group, Inc. (formerly IBEX Capital Markets, Inc.) (financial services company) (1997-2011); Director, Stifel Financial (since 1996); Director, Investor Financial Services Corporation (1995-2007); Director, Connecticut River Bancorp (1998-2014); Director/Trustee, Virtus Funds (since 1988). Trustee (since 2014) and Chairperson of the Board (2014-2016), John Hancock Collateral Trust; Trustee (since 2015) and Chairperson of the Board (2015-2016), John Hancock Exchange-Traded Fund Trust; Trustee (since 2012) and Chairperson of the Board (2012-2016), John Hancock retail funds[3]; Trustee (2005-2006 and since 2012) and Chairperson of the Board (2012-2016), John Hancock Funds III; Trustee (since 2004) and Chairperson of the Board (2005-2016), John Hancock Variable Insurance Trust; Trustee (since 2005) and Chairperson of the Board, John Hancock Funds II (2005-2016).

Steven R. Pruchansky, Born: 1944	2005	216
Trustee and Vice Chairperson of the Board
Managing Director, Pru Realty (since 2017); Chairman and Chief Executive Officer, Greenscapes of Southwest Florida, Inc. (since 2000); Director and President, Greenscapes of Southwest Florida, Inc. (until 2000); Member, Board of Advisors, First American Bank (until 2010); Managing Director, Jon James, LLC (real estate) (since 2000); Partner, Right Funding, LLC (2014-2017); Director, First Signature Bank & Trust Company (until 1991); Director, Mast Realty Trust (until 1994); President, Maxwell Building Corp. (until 1991). Trustee (since 1992) and Chairperson of the Board (2011-2012), John Hancock retail funds[3]; Trustee and Vice Chairperson of the Board, John Hancock retail funds[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2012); Trustee and Vice Chairperson of the Board, John Hancock Collateral Trust (since 2014); Trustee and Vice Chairperson of the Board, John Hancock Exchange-Traded Fund Trust (since 2015).

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Independent Trustees (continued)

Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Gregory A. Russo, Born: 1949	2009	216
Trustee
Director and Audit Committee Chairman (since 2012), and Member, Audit Committee and Finance Committee (since 2011), NCH Healthcare System, Inc. (holding company for multi-entity healthcare system); Director and Member (since 2012) and Finance Committee Chairman (since 2014), The Moorings, Inc. (nonprofit continuing care community); Vice Chairman, Risk & Regulatory Matters, KPMG LLP (KPMG) (2002-2006); Vice Chairman, Industrial Markets, KPMG (1998-2002); Chairman and Treasurer, Westchester County, New York, Chamber of Commerce (1986-1992); Director, Treasurer, and Chairman of Audit and Finance Committees, Putnam Hospital Center (1989-1995); Director and Chairman of Fundraising Campaign, United Way of Westchester and Putnam Counties, New York (1990-1995). Trustee, John Hancock retail funds[3] (since 2008); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust (since 2014); Trustee, John Hancock Exchange-Traded Fund Trust (since 2015).

Non-Independent Trustees4

Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Andrew G. Arnott, Born: 1971	2017	216
President and Non-Independent Trustee
Executive Vice President, John Hancock Financial Services (since 2009, including prior positions); Director and Executive Vice President, John Hancock Advisers, LLC (since 2005, including prior positions); Director and Executive Vice President, John Hancock Investment Management Services, LLC (since 2006, including prior positions); President, John Hancock Funds, LLC (since 2004, including prior positions); President, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2007, including prior positions); President, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2014). Trustee, John Hancock Collateral Trust, John Hancock Exchange-Traded Fund Trust, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2017).

Marianne Harrison, Born: 1963	216
Non-Independent Trustee
President and CEO, John Hancock (since 2017); President and CEO, Manulife Canadian Division (2013-2017); Member, Board of Directors, American Council of Life Insurers (ACLI) (since 2018); Member, Board of Directors, Coummunitech, an industry-led innovation center that fosters technology companies in Canada (since 2017); Member, Board of Directors, Manulife Assurance Canada (since 2015); Board Member, St. Mary's General Hospital Foundation (since 2014); Member, Board of Directors, Manulife Bank of Canada (since 2013); Member, Standing Committee of the Canadian Life & Health Assurance Association (since 2013); Member, Board of Directors, John Hancock USA, John Hancock Life & Health, John Hancock New York (2012-2013). Trustee, John Hancock Collateral Trust, John Hancock Exchange-Traded Fund Trust, John Hancock retail funds[3], John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2018).

Warren A. Thomson, Born: 1955	2012	216
Non-Independent Trustee
Senior Executive Vice President and Chief Investment Officer, Manulife Financial Corporation and The Manufacturers Life Insurance Company (since 2009); Chairman, Manulife Asset Management (since 2001, including prior positions); Director and Chairman, Manulife Asset Management Limited (since 2006); Director and Chairman, Hancock Natural Resources Group, Inc. (since 2013). Trustee, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust (since 2014); Trustee, John Hancock Exchange-Traded Fund Trust (since 2015).

ANNUAL REPORT   |   JOHN HANCOCK INCOME FUND       63

Principal officers who are not Trustees

Name, year of birth Position(s) held with Trust Principal occupation(s) during past 5 years	Officer of the Trust since
John J. Danello, Born: 1955	2006
Senior Vice President, Secretary, and Chief Legal Officer
Vice President and Chief Counsel, John Hancock Wealth Management (since 2005); Senior Vice President (since 2007) and Chief Legal Counsel (2007-2010), John Hancock Funds, LLC and The Berkeley Financial Group, LLC; Senior Vice President (since 2006, including prior positions) and Chief Legal Officer and Secretary (since 2014), John Hancock retail funds,[3] John Hancock Funds II and John Hancock Variable Insurance Trust; Senior Vice President, Secretary and Chief Legal Officer, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2014); Vice President, John Hancock Life & Health Insurance Company (since 2009); Vice President, John Hancock Life Insurance Company (USA) and John Hancock Life Insurance Company of New York (since 2010); and Senior Vice President, Secretary and Chief Legal Counsel (2007-2014, including prior positions) of John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC.

Francis V. Knox, Jr., Born: 1947	2005
Chief Compliance Officer
Vice President, John Hancock Financial Services (since 2005); Chief Compliance Officer, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, John Hancock Funds II, John Hancock Advisers, LLC, and John Hancock Investment Management Services, LLC (since 2005); Chief Compliance Officer, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2014).

Charles A. Rizzo, Born: 1957	2007
Chief Financial Officer
Vice President, John Hancock Financial Services (since 2008); Senior Vice President, John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC (since 2008); Chief Financial Officer, John Hancock retail funds,[3] John Hancock Variable Insurance Trust and John Hancock Funds II (since 2007); Chief Financial Officer, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2014).

Salvatore Schiavone, Born: 1965	2010
Treasurer
Assistant Vice President, John Hancock Financial Services (since 2007); Vice President, John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC (since 2007); Treasurer, John Hancock retail funds[3] (since 2007, including prior positions); Treasurer, John Hancock Variable Insurance Trust and John Hancock Funds II (2007-2009 and since 2010, including prior positions); Treasurer, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2014).

The business address for all Trustees and Officers is 601 Congress Street, Boston, Massachusetts 02210-2805.

The Statement of Additional Information of the fund includes additional information about members of the Board of Trustees of the Trust and is available without charge, upon request, by calling 800-225-5291.

1	Each Trustee holds office until his or her successor is elected and qualified, or until the Trustee's death, retirement, resignation, or removal. Mr. Boyle has served as Trustee at various times prior to the date listed in the table.
2	Member of the Audit Committee.
3	"John Hancock retail funds" comprises John Hancock Funds III and 40 other John Hancock funds consisting of 30 series of other John Hancock trusts and 10 closed-end funds.
4	The Trustee is a Non-Independent Trustee due to current or former positions with the Advisor and certain affiliates.
ANNUAL REPORT   |   JOHN HANCOCK INCOME FUND       64

More information

Trustees

Hassell H. McClellan, Chairperson
Steven R. Pruchansky, Vice Chairperson
Andrew G. Arnott†
Charles L. Bardelis*
James R. Boyle
Peter S. Burgess*
William H. Cunningham
Grace K. Fey
Marianne Harrison†#
Theron S. Hoffman*
Deborah C. Jackson
James M. Oates
Gregory A. Russo
Warren A. Thomson†

Officers

Andrew G. Arnott
President

John J. Danello
Senior Vice President, Secretary,
and Chief Legal Officer

Francis V. Knox, Jr.
Chief Compliance Officer

Charles A. Rizzo
Chief Financial Officer

Salvatore Schiavone
Treasurer

Investment advisor

John Hancock Advisers, LLC

Subadvisor

John Hancock Asset Management a division of Manulife Asset Management (US) LLC

Principal distributor

John Hancock Funds, LLC

Custodian

State Street Bank and Trust Company

Transfer agent

John Hancock Signature Services, Inc.

Legal counsel

K&L Gates LLP

Independent registered public accounting firm

PricewaterhouseCoopers LLP

*Member of the Audit Committee
†Non-Independent Trustee
#Effective 6-19-18

The fund's proxy voting policies and procedures, as well as the fund proxy voting record for the most recent twelve-month period ended June 30, are available free of charge on the Securities and Exchange Commission (SEC) website at sec.gov or on our website.

The fund's complete list of portfolio holdings, for the first and third fiscal quarters, is filed with the SEC on Form N-Q. The fund's Form N-Q is available on our website and the SEC's website, sec.gov, and can be reviewed and copied (for a fee) at the SEC's Public Reference Room in Washington, DC. Call 800-SEC-0330 to receive information on the operation of the SEC's Public Reference Room.

We make this information on your fund, as well as monthly portfolio holdings, and other fund details available on our website at jhinvestments.com or by calling 800-225-5291.

You can also contact us:
800-225-5291 jhinvestments.com	Regular mail: John Hancock Signature Services, Inc. P.O. Box 55913 Boston, MA 02205-5913	Express mail: John Hancock Signature Services, Inc. Suite 55913 30 Dan Road Canton, MA 02021

ANNUAL REPORT   |   JOHN HANCOCK INCOME FUND       65

John Hancock family of funds

DOMESTIC EQUITY FUNDS

Blue Chip Growth

Classic Value

Disciplined Value

Disciplined Value Mid Cap

Equity Income

Financial Industries

Fundamental All Cap Core

Fundamental Large Cap Core

Fundamental Large Cap Value

Natural Resources

New Opportunities

Regional Bank

Small Cap Core

Small Cap Growth

Small Cap Value

Strategic Growth

U.S. Global Leaders Growth

U.S. Growth

Value Equity

GLOBAL AND INTERNATIONAL EQUITY FUNDS

Disciplined Value International

Emerging Markets

Emerging Markets Equity

Fundamental Global Franchise

Global Equity

Global Shareholder Yield

Greater China Opportunities

International Growth

International Small Company

International Value Equity

INCOME FUNDS

Bond

California Tax-Free Income

Emerging Markets Debt

Floating Rate Income

Government Income

High Yield

High Yield Municipal Bond

Income

Investment Grade Bond

Money Market

Short Duration Credit Opportunities

Spectrum Income

Strategic Income Opportunities

Tax-Free Bond

ALTERNATIVE AND SPECIALTY FUNDS

Absolute Return Currency

Alternative Asset Allocation

Enduring Assets

Global Absolute Return Strategies

Global Conservative Absolute Return

Global Focused Strategies

Redwood

Seaport Long/Short

Technical Opportunities

A fund's investment objectives, risks, charges, and expenses should be considered carefully before investing. The prospectus contains this and other important information about the fund. To obtain a prospectus, contact your financial professional, call John Hancock Investments at 800-225-5291, or visit our website at jhinvestments.com. Please read the prospectus carefully before investing or sending money.

ASSET ALLOCATION

Balanced

Income Allocation

Multi-Index Lifetime Portfolios

Multi-Index Preservation Portfolios

Multimanager Lifestyle Portfolios

Multimanager Lifetime Portfolios

Retirement Income 2040

EXCHANGE-TRADED FUNDS

John Hancock Multifactor Consumer Discretionary ETF

John Hancock Multifactor Consumer Staples ETF

John Hancock Multifactor Developed International ETF

John Hancock Multifactor Energy ETF

John Hancock Multifactor Financials ETF

John Hancock Multifactor Healthcare ETF

John Hancock Multifactor Industrials ETF

John Hancock Multifactor Large Cap ETF

John Hancock Multifactor Materials ETF

John Hancock Multifactor Mid Cap ETF

John Hancock Multifactor Small Cap ETF

John Hancock Multifactor Technology ETF

John Hancock Multifactor Utilities ETF

ENVIRONMENTAL, SOCIAL, AND GOVERNANCE FUNDS

ESG All Cap Core

ESG Core Bond

ESG International Equity

ESG Large Cap Core

CLOSED-END FUNDS

Financial Opportunities

Hedged Equity & Income

Income Securities Trust

Investors Trust

Preferred Income

Preferred Income II

Preferred Income III

Premium Dividend

Tax-Advantaged Dividend Income

Tax-Advantaged Global Shareholder Yield

John Hancock Multifactor ETF shares are bought and sold at market price (not NAV), and are not individually redeemed from the fund. Brokerage commissions will reduce returns.

John Hancock ETFs are distributed by Foreside Fund Services, LLC, and are subadvised by Dimensional Fund Advisors LP.
Foreside is not affiliated with John Hancock Funds, LLC or Dimensional Fund Advisors LP.

Dimensional Fund Advisors LP receives compensation from John Hancock in connection with licensing rights to the
John Hancock Dimensional indexes. Dimensional Fund Advisors LP does not sponsor, endorse, or sell, and makes no representation as to the advisability of investing in, John Hancock Multifactor ETFs.

John Hancock Investments

A trusted brand

John Hancock Investments is a premier asset manager representing one of
America's most trusted brands, with a heritage of financial stewardship dating back to 1862. Helping our shareholders pursue their financial goals is at the core of everything we do. It's why we support the role of professional financial advice and operate with the highest standards of conduct and integrity.

A better way to invest

We serve investors globally through a unique multimanager approach:
We search the world to find proven portfolio teams with specialized expertise for every strategy we offer, then we apply robust investment oversight to ensure they continue to meet our uncompromising standards and serve the best interests of our shareholders.

Results for investors

Our unique approach to asset management enables us to provide a diverse set of investments backed by some of the world's best managers, along with strong risk-adjusted returns across asset classes.

John Hancock Funds, LLC ■ Member FINRA, SIPC 601 Congress Street ■ Boston, MA 02210-2805 800-225-5291 ■ jhinvestments.com
This report is for the information of the shareholders of John Hancock Income Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.
MF457347	91A 5/18 7/18

ITEM 2. CODE OF ETHICS.

As of the end of the year, May 31, 2018, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Chief Executive Officer, Chief Financial Officer and Treasurer (respectively, the principal executive officer, the principal financial officer and the principal accounting officer, the “Covered Officers”). A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Peter S. Burgess is the audit committee financial expert and is “independent”, pursuant to general instructions on Form N-CSR Item 3.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Audit Fees
The aggregate fees billed for professional services rendered by the principal accountant for the audits of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements amounted to the following for the fiscal years ended May 31, 2018 and 2017. These fees were billed to the registrant and were approved by the registrant’s audit committee.

Fund	May 31, 2018	May 31, 2017
John Hancock Income Fund	$71,398	$69,191

(b) Audit-Related Services
Audit-related fees for assurance and related services by the principal accountant are billed to the registrant or to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser ("control affiliates") that provides ongoing services to the registrant. The nature of the services provided was affiliated service provider internal controls reviews. Additionally, amounts billed to control affiliates were $110,200 and $106,517 for the fiscal years ended May 31, 2018 and 2017, respectively.

Fund	May 31, 2018	May 31, 2017
John Hancock Income Fund	$540	$510

(c) Tax Fees
The aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning (“tax fees”) amounted to the following for the fiscal years ended May 31, 2018 and 2017. The nature of the services comprising the tax fees was the review of the registrant’s tax returns and tax distribution requirements. These fees were billed to the registrant and were approved by the registrant’s audit committee.

Fund	May 31, 2018	May 31, 2017
John Hancock Income Fund	$3,825	$3,647

(d) All Other Fees
Other fees billed for professional services rendered by the principal accountant to the registrant or to the control affiliates for the fiscal years ended May 31, 2018 and 2017 amounted to the following:

Fund	May 31, 2018	May 31, 2017
John Hancock Income Fund	$234	$832

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The trust’s Audit Committee must pre-approve all audit and non-audit services provided by the independent registered public accounting firm (the “Auditor”) relating to the operations or financial reporting of the funds. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The trust’s Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee’s consideration of audit-related and non-audit services by the Auditor. The policies and procedures require that any audit-related and non-audit service provided by the Auditor and any non-audit service provided by the Auditor to a fund service provider that relates directly to the operations and financial reporting of a fund are subject to approval by the Audit Committee before such service is provided. Audit-related services provided by the Auditor that are expected to exceed $25,000 per year/per fund are subject to specific pre-approval by the Audit Committee. Tax services provided by the Auditor that are expected to exceed $30,000 per year/per fund are subject to specific pre-approval by the Audit Committee.

All audit services, as well as the audit-related and non-audit services that are expected to exceed the amounts stated above, must be approved in advance of provision of the service by formal resolution of the Audit Committee. At the regularly scheduled Audit Committee meetings, the Committee reviews a report summarizing the services, including fees, provided by the Auditor.

(e)(2) Services approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X:

Audit-Related Fees, Tax Fees and All Other Fees:
There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

(f) According to the registrant’s principal accountant for the fiscal year ended May 31, 2018, the percentage of hours spent on the audit of the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons who were not full-time, permanent employees of principal accountant was less than 50%.

(g) The aggregate non-audit fees billed by the registrant’s principal accountant for non- audit services rendered to the registrant and rendered to the registrant's control affiliates for the fiscal years ended May 31, 2018 and 2017 amounted to the following:

Trust	May 31, 2018	May 31, 2017
John Hancock Strategic Series	$6,720,178	$5,972,627

(h) The audit committee of the registrant has considered the non-audit services provided by the registrant’s principal accountant to the control affiliates and has determined that the services that were not pre-approved are compatible with maintaining the principal accountant’s independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant has a separately-designated standing audit committee comprised of independent trustees. The members of the audit committee are as follows:

Peter S. Burgess - Chairman
Charles L. Bardelis
Theron S. Hoffman

ITEM 6. SCHEDULE OF INVESTMENTS.

(a) Not applicable.
(b) Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The registrant has adopted procedures by which shareholders may recommend nominees to the registrant's Board of Trustees. A copy of the procedures is filed as an exhibit to this Form N-CSR. See attached “John Hancock Funds – Nominating, Governance and Administration Committee Charter”.

ITEM 11. CONTROLS AND PROCEDURES.

(a) Based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this Form N-CSR, the registrant's principal executive officer and principal financial officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b) There were no changes in the registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.: Not applicable.

ITEM 13. EXHIBITS.

(a)(1) Code of Ethics for Covered Officers is attached.

(a)(2) Separate certifications for the registrant's principal executive officer and principal financial officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

(b)(1) Separate certifications for the registrant's principal executive officer and principal financial officer, as required by 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, and Rule 30a-2(b) under the Investment Company Act of 1940, are attached. The certifications furnished pursuant to this paragraph are not deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section. Such certifications are not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Registrant specifically incorporates them by reference.

(c)(1) Submission of Matters to a Vote of Security Holders is attached. See attached “John Hancock Funds – Nominating, Governance and Administration Committee Charter”.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

John Hancock Strategic Series

By:	/s/ Andrew Arnott
Andrew Arnott
President

Date:	July 16, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Andrew Arnott
Andrew Arnott
President

Date:	July 16, 2018

By:	/s/ Charles A. Rizzo
Charles A. Rizzo
Chief Financial Officer

Date:	July 16, 2018